SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.        )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IXIA

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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IXIA

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 9, 2003

          NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the “Annual Meeting”) of Ixia, a California corporation (the “Company”), will be held Friday, May 9, 2003, at 9:00 a.m., local time, at the Renaissance Hotel, located at 30100 Agoura Road, Agoura Hills, California 91301, for the following purposes, each as more fully described in the attached Proxy Statement:

          1.     To elect five directors to serve for the ensuing year. The names of the nominees intended to be presented for election are: Jean-Claude Asscher, Massoud Entekhabi, Errol Ginsberg, Howard Oringer and Jon F. Rager.

          2.     To approve an amendment to the Company’s 1997 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 4,500,000 shares.

          3.     To approve an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 500,000 shares and to amend the provision for the annual increase in the number of shares authorized for issuance thereunder.

          4.     To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the year ending December 31, 2003.

          5.     To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

          Only record holders of Common Stock at the close of business on March 19, 2003 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

          All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation at the Annual Meeting, please mark, sign and date the enclosed proxy and promptly return it in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.

By Order of the Board of Directors

Ronald W. Buckly Corporate Secretary

Calabasas, California
April 7, 2003

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT.

PROXY STATEMENT
PROPOSAL 1 - ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
COMMON STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
BOARD OF DIRECTORS AND COMPENSATION COMMITTEE REPORTS ON EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PERFORMANCE GRAPH
PROPOSAL 2 - APPROVAL OF AMENDMENT TO 1997 STOCK OPTION PLAN TO INCREASE SHARES AUTHORIZED FOR ISSUANCE THEREUNDER
PROPOSAL 3 - APPROVAL OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN TO INCREASE SHARES AUTHORIZED FOR ISSUANCE THEREUNDER AND TO AMEND PROVISION FOR ANNUAL INCREASE IN NUMBER OF AUTHORIZED SHARES
PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
OTHER MATTERS
1997 STOCK OPTION PLAN
CERTIFICATE OF SECRETARY
SPOUSAL CONSENT
ASSIGNMENT SEPARATE FROM CERTIFICATE
JOINT ESCROW INSTRUCTIONS
AMENDMENT NO. 1 TO IXIA COMMUNICATIONS 1997 STOCK OPTION PLAN
AMENDMENT NO. 2 TO IXIA COMMUNICATIONS 1997 STOCK OPTION PLAN
AMENDMENT NO. 3 TO IXIA COMMUNICATIONS 1997 STOCK OPTION PLAN
AMENDMENT NO. 4 TO IXIA COMMUNICATIONS 1997 STOCK OPTION PLAN
AMENDMENT NO. 5 TO IXIA 1997 STOCK OPTION PLAN
EMPLOYEE STOCK PURCHASE PLAN

IXIA

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

          The enclosed proxy is solicited by and on behalf of the Board of Directors of Ixia (“Ixia” or the “Company”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held Friday, May 9, 2003, at 9:00 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”). The Annual Meeting will be held at the Renaissance Hotel, located at 30100 Agoura Road, Agoura Hills, California 91301.

          These proxy solicitation materials are first being mailed on or about April 15, 2003 to all shareholders entitled to vote at the Annual Meeting.

          Only shareholders of record at the close of business on March 19, 2003 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 57,752,000 shares of the Company’s Common Stock were issued and outstanding.

          Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Corporate Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

          Every shareholder voting in the election of directors may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder’s shares are entitled (one vote per share of Common Stock), or distribute such votes on the same principle among as many candidates as the shareholder chooses, provided that votes cannot be cast for more than five candidates. However, no shareholder may cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice, at the Annual Meeting prior to the voting, of such shareholder’s intention to cumulate votes. The five candidates receiving the highest number of votes will be elected. On all other matters, each share of Common Stock has one vote. Except as otherwise required by law or the Company’s Articles of Incorporation, the affirmative vote of a majority of shares present at the Annual Meeting or represented by proxy and voting at the Annual Meeting (which shares voting affirmatively must also constitute at least a majority of the required quorum) is required for the approval of such other matters.

          Abstentions are included in the determination of the number of shares present and entitled to vote for purposes of determining the presence of a quorum. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the shareholders, abstentions have the same effect as negative votes. Shares represented by “broker non-votes” (i.e., shares held by brokers or nominees that are represented at a meeting but with respect to which the brokers or nominees are not empowered to vote on a particular proposal) will also be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be treated as shares present or represented and entitled to vote with respect to that matter (even though such shares are considered present and entitled to vote for quorum purposes and may be entitled to vote on other matters).

          The cost of this solicitation will be borne by the Company. The Company has retained the services of Georgeson Shareholder to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is $1,500 plus out-of-pocket expenses. Although there are no formal agreements to do so, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may be solicited personally or by telephone or telegram by certain of the Company’s directors, officers and regular employees, without additional compensation.

Deadline for Receipt of Shareholder Proposals

          Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company’s annual meeting of shareholders to be held in 2004 (the “2004 Annual Meeting”) must be received by the Company no later than December 11, 2003 to be included in the proxy materials relating to that annual meeting. Proposals of shareholders which are not intended to be included in the proxy materials relating to the 2004 Annual Meeting but which are intended to be presented at the meeting must be received by the Company prior to February 9, 2004 in accordance with the deadline established in the Company’s Bylaws; provided, however, that if the date of the 2004 Annual Meeting is more than 30 days before or after the anniversary date of the 2003 Annual Meeting, the Company must receive written notice of such matters not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting is mailed to shareholders or otherwise publicly disclosed. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the Company’s proxy materials but which are raised at the 2004 Annual Meeting, unless the Company receives written notice of such matters on or before the foregoing deadline established in accordance with the Company’s Bylaws. It is recommended that shareholders submitting proposals direct them to the Corporate Secretary of the Company via certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for May 9, 2003.

PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees

          A board of five directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company’s five nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and such time as his successor is duly elected and qualified or until his earlier resignation, removal or death.

          The names of the nominees and certain information about them are set forth below:

Name	Age	Position(s) with the Company	Director Since

Jean-Claude Asscher	74	Chairman of the Board	1997
Errol Ginsberg	47	Director, President and Chief Executive Officer t	1997
Massoud Entekhabi	48	Director	2003
Howard Oringer	60	Director	1997
Jon F. Rager	63	Director	1997

          Mr. Asscher has been a director of the Company since May 1997 and Chairman of the Board since June 1997. He has been the President and principal shareholder of Tekelec-Airtronic, S.A. (“Tekelec-Airtronic”), a French electronics company, since he founded that company in 1961. Mr. Asscher also serves as a director and Chairman of the Board of Tekelec, a telecommunications equipment manufacturer. See “Certain Relationships and Related Transactions” below.

          Mr. Ginsberg has served as the Company’s Chief Executive Officer since September 2000, as a director since May 1997 and as President since June 1997.

          Mr. Entekhabi became a director of the Company in April 2003. Since July 2000, he has served as Managing Director of TL Ventures, a national venture capital firm. From 1973 to July 2000, Mr. Entekhabi was employed by PricewaterhouseCoopers LLP, the Company’s independent accountants (and its predecessor, Coopers & Lybrand LLP), where he was a partner from 1987 until July 2000.

          Mr. Oringer has been a director of the Company since May 1997. Since November 1994, Mr. Oringer has served as Managing Director of Communications Capital Group, a consulting firm. Mr. Oringer also serves as a member of the Board of Directors of Tekelec and as a director and

Chairman of the Board of Directors of Verilink Corporation. See “Certain Relationships and Related Transactions” below.

          Mr. Rager has been a director of the Company since May 1997 and served as the Company’s Chief Financial Officer from June 1997 to March 2000. Since 1976, Mr. Rager has been a practicing accountant with, and President of, Rager Bell Doskocil & Meyer CPAs and its predecessors. Mr. Rager also serves as a member of the Board of Directors of Tekelec. See “Certain Relationships and Related Transactions” below.

          There is no family relationship between any director or executive officer of the Company and any other director or executive officer of the Company.

Information Regarding the Board of Directors and its Committees

          The Company’s Bylaws require that the Company’s Board of Directors consist of four to seven directors. The number of directors is currently fixed at five. Directors are elected annually and serve until their successors are duly elected and qualified or until their earlier resignation, removal or death.

          The Board of Directors held a total of four meetings during 2002 and acted one time by unanimous written consent. The Board of Directors has an Audit Committee and a Compensation Committee. The Company does not have a nominating committee or any committee performing the function thereof. During 2002, each director of the Company attended all of the meetings of the Board of Directors and the Board committees on which he served.

          The Audit Committee, which during 2002 was comprised of Messrs. Asscher (Chairman) and Oringer and Robert W. Bass, met three times during 2002. Mr. Bass was a director of the Company from August 2000 until he joined the Company as its Executive Vice President, Operations in March 2003. The Audit Committee recommends the engagement of independent auditors, reviews accounting policies, internal accounting controls and results of audit engagements and generally performs functions related to the financial condition and policies of the Company. Each member of the Audit Committee qualifies as “independent” as that term is currently defined in Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers, Inc.

          The Compensation Committee, which during 2002 was comprised of Messrs. Rager (Chairman) and Oringer, did not meet during 2002 but acted 16 times by unanimous written consent. The Compensation Committee is responsible for administering the Company’s 1997 Stock Option Plan, including determining the persons to whom options are granted and the terms of such options.

Compensation of Directors

          The Company currently pays each non-employee director an annual retainer of $3,000 (except the Chairman of the Board who is paid $6,000). The total amount of cash compensation paid to all non-employee directors for 2002 was $15,000. The Company also reimburses all directors for reasonable expenses incurred in connection with attending Board and Committee meetings.

          Directors who are not employees of the Company are ineligible to participate in the Company’s 1997 Stock Option Plan and Employee Stock Purchase Plan. Under the Company’s Director Stock Option Plan (the “Director Plan”), each non-employee director elected to the Company’s Board of Directors is automatically granted an option to purchase 10,000 shares of the Company’s Common Stock upon his or her initial election to the Board. The Director Plan also provides for each non-employee director to be automatically granted an option to purchase 5,000 shares of the Company’s Common Stock upon his or her re-election to the Board at an annual meeting of shareholders, provided the director has served as a non-employee director of the Company for at least six months preceding the date of the annual meeting. The exercise price of the options granted under the Director Plan is 100% of the closing sales price of the Company’s Common Stock on the date of grant. The options vest in four equal quarterly installments commencing on the last day of the calendar quarter during which the grant is made and continue vesting as long as the holder remains a non-employee director of the Company. Options granted under the Director Plan terminate on the seventh anniversary of the date of grant or, if earlier, three months after the director ceases to serve as a non-employee director of the Company for any reason other than death or disability or 12 months after the director ceases to serve as a non-employee director due to death or disability.

          In accordance with the terms of the Director Plan, each of Messrs. Asscher, Oringer and Rager was granted an option to purchase 5,000 shares upon his re-election as a director at the Company’s 2002 Annual Meeting. The options have an exercise price equal to $8.58 per share which was the closing sales price of the Company’s Common Stock on the date of the 2002 Annual Meeting. Upon re-election to the Board at the 2003 Annual Meeting, each of Messrs. Asscher, Oringer and Rager will automatically be granted an option to purchase 5,000 shares of the Company’s Common Stock under the Director Plan. The exercise price of the options will be the closing sales price of the Company’s Common Stock on the date of the Annual Meeting.

          In accordance with the terms of the Director Plan, Mr. Entekhabi was granted an option to purchase 10,000 shares of the Company’s Common Stock upon his initial election to the Board in April 2003. Upon his election to the Board, Mr. Entekhabi was also granted an additional option to purchase 25,000 shares of Common Stock. The additional option vests over two years in eight equal quarterly installments, commencing on June 30, 2003, and has a seven-year term. The additional option and the option granted under the Director Plan each have an exercise price equal to $5.72 per share which was the closing sales price of the Company’s Common Stock on the date of grant of the options.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

          The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in such filing.

          The Board of Directors has appointed an Audit Committee, which during 2002 was comprised of three directors and, since Mr. Bass’ resignation as a director in March 2003, has been comprised of two directors. The Board has determined that all current members of the Audit Committee are “independent” as that term is defined in Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers, Inc.

          The Audit Committee operates pursuant to a Charter which was adopted and approved by the Board of Directors in September 2000. A copy of the Charter is available upon written request to the Company’s Corporate Secretary.

          The primary role of the Audit Committee is to assist the Board of Directors in overseeing the Company’s financial reporting process. Management of the Company is responsible for the preparation and integrity of the Company’s financial statements. PricewaterhouseCoopers LLP, the Company’s independent accountants, is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

          In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Company’s management and with PricewaterhouseCoopers LLP. In addition, the Audit Committee has consulted with management and with PricewaterhouseCoopers LLP prior to the presentation of financial statements to shareholders.

          The Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as currently in effect, including, among other items, matters related to the conduct by the independent accountants of the audit of the Company’s consolidated financial statements. The Committee has also received the written disclosures and correspondence from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees, as currently in effect, and has discussed with PricewaterhouseCoopers LLP matters relating to its independence from the Company.

          The Audit Committee and the Board of Directors recognize that management and the Company’s independent accountants have more resources and time, and more detailed knowledge and information regarding the Company’s accounting, auditing, internal control and financial reporting practices, than the Audit Committee does. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and by the Company’s independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s accountants are in fact “independent.”

          Based upon the reviews and discussions described in this Report of the Audit Committee, and subject to the limitations on the role and responsibilities of the Committee described above and in the Charter, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to ratification by the Company’s shareholders, the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for 2003.

AUDIT COMMITTEE

Jean-Claude Asscher, Chairman Howard Oringer

COMMON STOCK OWNERSHIP OF
PRINCIPAL SHAREHOLDERS AND MANAGEMENT

          The following table shows information regarding beneficial ownership of the Company’s Common Stock as of March 1, 2003, by: (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the executive officers named in the Summary Compensation Table on page 14, and (iv) all of the Company’s current directors and executive officers as a group:

Name of Beneficial Owner	Shares Beneficially Owned(1)		Percent of Class

Stéphane Ratel(2)	25,255,000		43.8%
c/o Technology Capital Group S.A.
5, boulevard de la Foire
L-1528 Luxembourg
Grand-Duchy of Luxembourg
Errol Ginsberg	7,083,822	(3)	12.3
c/o Ixia
26601 W. Agoura Road
Calabasas, California 91302
The Capital Group Companies	3,307,930	(4)	5.7
333 South Hope Street, 55th Floor
Los Angeles, California 90071
Kern Capital Management, LLC	2,882,800	(5)	5.0
114 West 47th Street, Suite 1926
New York, NY 10036
Mark MacWhirter	665,697	(6)	1.2
Jon F. Rager	660,000	(7)	1.1
Thomas B. Miller	296,000	(8)	*
Jean-Claude Asscher	279,000	(9)	*
Joseph A. Noble	258,634	(10)	*
David Anderson	187,500	(11)	*
Howard Oringer	45,900	(12)	*
Executive officers and directors as a group (11 persons)	9,709,857	(13)	16.5

*	Less than one percent.

(1)	Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(footnotes continue on next page)

(2)	Mr. Ratel is the principal beneficial owner of Technology Capital Group S.A., an investment company organized under the laws of Luxembourg.

(3)	Includes:

•	7,067,625 shares held by The Errol Ginsberg and Annette R. Michelson Family Trust, of which Mr. Ginsberg and Annette R. Michelson are trustees and as to which shares they share voting and investment power;

•	16,197 shares held by The Genia Katz 2001 QuickGRAT, of which Mr. Ginsberg is the sole trustee; and

•	16,197 shares held by The Roleen Postan 2001 QuickGRAT, of which Mr. Ginsberg is the sole trustee.

Ms. Michelson is the wife of Mr. Ginsberg.

(4)	Based on (i) a Form 13F filed by Capital Guardian Trust Company for the calendar year ended December 31, 2002 in which Capital Guardian Trust Company reported shared investment discretion with respect to itself, The Capital Group Companies, Inc. and Capital Group International, Inc. as to 2,002,930 shares and sole voting authority as to 1,274,010 shares and (ii) a Form 13F filed by Capital Research and Management Company for the calendar year ended December 31, 2002 in which Capital Research and Management Company reported shared investment discretion with respect to itself and The Capital Group Companies, Inc. as to 1,305,000 shares.

(5)	Based on a Schedule 13G dated February 14, 2003 filed on behalf of Kern Capital Management, LLC (“KCM”), Robert E. Kern, Jr. (“R. Kern”) and David G. Kern (“D. Kern”) wherein (i) KCM reported that it had sole dispositive power with respect to 2,882,800 shares and sole voting power with respect to 2,661,800 shares; and (ii) each of R. Kern and D. Kern reported that, as a controlling member of KCM, he might be deemed to share dispositive power with respect to such 2,882,800 shares and voting power with respect to such 2,661,800 shares. Each of R. Kern and D. Kern disclaimed any such beneficial ownership.

(6)	Includes 286,750 shares subject to options held by Mr. MacWhirter which are exercisable or become exercisable within 60 days after March 1, 2003. Also includes 56,250 shares subject to repurchase rights under specified circumstances upon a termination of Mr. MacWhirter’s employment with the Company.

(7)	Includes 650,000 shares held by the Rager Family Trust, of which Mr. Rager and his wife are trustees and as to which shares they share voting and investment power. Also includes 10,000 shares subject to options held by Mr. Rager which are exercisable or become exercisable within 60 days after March 1, 2003.

(8)	Represents 296,000 shares subject to options held by Mr. Miller which are exercisable or become exercisable within 60 days after March 1, 2003.

(9)	Includes 10,000 shares subject to options held by Mr. Asscher which are exercisable or become exercisable within 60 days after March 1, 2003. Does not include an aggregate of 1,980,000 shares held by Mr. Asscher’s adult children, as to which shares Mr. Asscher disclaims beneficial ownership.

(10)	Includes 92,812 shares subject to options held by Mr. Noble which are exercisable or become exercisable within 60 days after March 1, 2003.

(11)	Represents 187,500 shares subject to options held by Mr. Anderson which are exercisable or become exercisable within 60 days after March 1, 2003.

(12)	Includes 35,900 shares held by the Oringer Family Trust, of which Mr. Oringer and his wife are trustees and as to which shares they share voting and investment power, and 10,000 shares subject to options held by Mr. Oringer which are exercisable or become exercisable within 60 days after March 1, 2003.

(13)	Includes:

•	1,126,187 shares subject to options and warrants held by current officers and directors as a group which are exercisable or become exercisable within 60 days after March 1, 2003; and

•	56,250 shares held by an executive officer which were subject to repurchase as of March 1, 2003 under specified circumstances upon a termination of employment (see footnote 6 above).

EXECUTIVE OFFICERS

          The executive officers of the Company and certain information about is set forth below:

Name	Age	Position(s)

Errol Ginsberg	47	President, Chief Executive Officer and Director
Robert W. Bass	57	Executive Vice President, Operations
Thomas B. Miller	47	Chief Financial Officer
David Anderson	47	Senior Vice President, Worldwide Sales and Business Development Operations
Joseph A. Noble	51	Vice President, North American Sales
Mark MacWhirter	44	Vice President, Software Development
Cliff Hannel	41	Vice President, Engineering

          Officers are appointed by and serve at the discretion of the Board of Directors. For information concerning Mr. Ginsberg, see “Election of Directors - Nominees” above.

          Mr. Bass joined the Company as Executive Vice President, Operations in March 2003. From August 2000 until March 2003, he served as a director of the Company. From March 2001 until June 2002, Mr. Bass served as General Manager, Mobile Communications Division, of Intel. From December 1991 until March 2001, Mr. Bass was employed by Xircom, Inc., a provider of mobile information access solutions, where he most recently served as Vice President, Worldwide Operations from January 1997 until March 2001.

          Mr. Miller joined the Company as Chief Financial Officer in March 2000. From March 1997 to October 1999, Mr. Miller was employed by CoCensys, a biotechnology research and development company where he served as Director of Finance and Controller.

          Mr. Anderson joined the Company as Vice President, Business Development in August 2001. He assumed his present position as Senior Vice President, Worldwide Sales and Business Development Operations in October 2001. From January 1999 until June 2002, Mr. Anderson served as a general partner of Forrester Banwell, a consulting firm which provides business development services to technology companies. From November 1996 until December 1998, Mr. Anderson served as President and Chief Executive Officer of Silicon Valley Networks, a developer of test management products.

          Mr. Noble joined the Company as Vice President, Sales in March 1999. He assumed his present position as Vice President, North American Sales in April 2000. From January 1998 to March 1999, Mr. Noble served as Regional Sales Manager, Southern Region, for Box Hill Systems, a provider of data storage and storage area network systems.

          Mr. MacWhirter joined the Company as Vice President, Software Development in August 1999. From December 1994 to August 1999, Mr. MacWhirter served as President of LearningCurve, Inc., a software consulting company. From August 1997 to August 1999,

Mr. MacWhirter also served as a consultant to the Company in his capacity as President of LearningCurve.

          Mr. Hannel joined the Company as Senior Director of Engineering in May 2000 and assumed his present position as Vice President, Engineering in February 2001. From August 1996 to May 2000, Mr. Hannel served as Vice President, Product Development of Internet Dynamics, a developer of network security software.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

          The following table sets forth certain information for the three years ended December 31, 2002 concerning compensation paid or accrued by the Company or its subsidiaries to or on behalf of the Company’s Chief Executive Officer and each of the Company’s other four most highly compensated executive officers serving at December 31, 2002:

					Long-Term
					Compensation
		Annual Compensation			Awards

					Securities
Name and					Underlying	All Other
Principal Position(s)	Year	Salary(1)		Bonus(2)	Options	Compensation(3)

Errol Ginsberg	2002	$300,346		$0	0	$2,500
Chief Executive Officer and	2001	277,680		20,000	0	2,500
President	2000	249,054		348,676	0	2,625
David Anderson(4)	2002	393,956	(5)	0	200,000	0
Senior Vice President,	2001	130,307		0	200,000	0
Worldwide Sales and Business Development Operations
Joseph A. Noble	2002	264,306	(6)	0	30,000	0
Vice President,	2001	320,013		0	0	2,500
North American Sales	2000	479,628		0	0	2,625
Mark MacWhirter	2002	205,505		0	20,000	2,500
Vice President,	2001	193,474		12,000	0	2,500
Software Development	2000	185,355		146,431	0	2,625
Thomas B. Miller(7)	2002	194,963		0	30,000	2,500
Chief Financial Officer	2001	174,688		15,000	0	2,500
	2000	112,003		88,483	450,000	1,763

(1)	Includes amounts, if any, deferred at the election of the named officer under the Company’s 401(k) Plan.

(2)	Bonuses for 2000 were based on Company performance and were paid under the Company’s Bonus Plan. Bonuses for 2001 were paid as discretionary bonuses.

(3)	The amounts shown in this column represent Company matching contributions allocated under the Company’s 401(k) Plan to the accounts of the named officers who elected to participate in the 401(k) Plan.

(4)	Mr. Anderson commenced his employment with the Company in August 2001.

(5)	Amounts shown for Mr. Anderson for 2002 and 2001 include sales commissions of $142,978 and $47,417, respectively. These commissions were paid in lieu of any participation in the Company’s bonus plans or any discretionary bonuses.

(6)	Amounts shown for Mr. Noble for 2002, 2001 and 2000 include sales commissions of $179,993, $235,700 and $395,638, respectively. These commissions were paid in lieu of participation in the Company’s bonus plans or any discretionary bonus.

(7)	Mr. Miller commenced his employment with the Company in March 2000.

Option Grants in 2002

          The following table sets forth certain information concerning stock option grants in 2002 to the executive officers named in the Summary Compensation Table who were granted stock options during 2002:

	Individual Grants(1)
						Potential Realization Value
						at Assumed Annual Rates
						of Stock Price Appreciation
						for Option Term(4)
	Number of	% of Total
	Securities	Options
	Underlying	Granted to	Exercise
	Options	Employees in	Price	Expiration
Name	Granted	2002(2)	($/Share)(3)	Date		5%	10%

David Anderson	200,000	6.3%	$4.75	09/30/2008	(5)	$282,883	$635,012
Joseph A. Noble	30,000	0.9%	$8.50	03/28/2012	(6)	$181,137	$472,545
Mark MacWhirter	20,000	0.6%	$8.50	03/28/2012	(6)	$120,758	$315,030
Thomas B. Miller	30,000	0.9%	$8.50	03/28/2012	(6)	$181,137	$472,545

(1)	The options in this table were granted under the Company’s 1997 Stock Option Plan and vest and become exercisable over four years, provided the optionee continues to serve as an employee of the Company.

(2)	In 2002, the Company granted options to employees to purchase an aggregate of 3,193,200 shares.

(3)	The exercise price per share of such options was not less than 100% of the closing sales price on the date of grant as reported on The Nasdaq Stock Market.

(4)	Assumes a per share fair market value on the date of grant equal to the closing sales price of the Company’s Common Stock as reported on The Nasdaq Stock Market on the date of grant. The dollar amounts under these columns represent the potential realizable value of each grant assuming that the market value of the Company’s stock appreciates from the date of grant to the expiration of the option at annualized rates of 5% and 10%. These assumed rates of appreciation have been specified by the Securities and Exchange Commission for illustrative purposes only and are not intended to forecast future financial performance or possible future appreciation in the price of the Company’s stock. The actual amount the executive officer may realize will depend on the extent to which the stock price exceeds the exercise price of the option on the date on which the shares are sold.

(5)	Options are exercisable as to each installment of vested shares for a period of two years following the vesting date, subject to earlier termination under certain circumstances relating to termination of employment.

(6)	The options were granted for a term of ten years subject to earlier termination under certain circumstances relating to termination of employment.

Aggregated Option Exercises in 2002 and Option Values at December 31, 2002

          The following table sets forth certain information concerning stock option exercises during 2002 and unexercised options held as of December 31, 2002 by the executive officers named in the Summary Compensation Table:

			Number of Securities		Value of Unexercised
			Underlying Unexercised		in-the-Money Options at
	Shares		Options at 12/31/2002		12/31/2002(2)
	Acquired	Value
Name	on Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

David Anderson	0	$0	143,750	606,250	$0	$0
Joseph A. Noble	112,500	698,254	61,875	52,500	13,123	6,562
Mark MacWhirter	0	0	266,250	53,750	888,758	126,251
Thomas B. Miller	10,000	111,333	265,000	165,000	851,606	461,714

(1)	Represents the difference between the closing sales price of the Company’s Common Stock on the date of exercise as reported on The Nasdaq Stock Market and the exercise price of such options.

(2)	Based on the difference between the closing sales price of the Company’s Common Stock on December 31, 2002 as reported on The Nasdaq Stock Market (i.e., $3.65 per share) and the exercise price of such options.

Employment Agreements and Termination of Employment
and Change-in-Control Arrangements

          Under the Company’s officer severance plan (the “Severance Plan”), all of the Company’s current executive officers are entitled to receive severance benefits following the termination of their employment if the termination is non-temporary, involuntary and without cause. In addition, if the Company experiences a “change in control,” as that term is defined by the Severance Plan, an eligible officer will receive benefits under the Severance Plan if the officer terminates his or her employment either for any reason within one year following the change in control or for “good reason,” as that term is defined by the Severance Plan, within two years following the change in control. Good reason includes the assignment to the officer of duties significantly inconsistent with his or her prior position or a reduction in his or her compensation or benefits.

          Each eligible officer’s severance pay equals the product of:

•	his or her highest annual compensation (i.e., base salary plus bonus); and

•	a percentage determined in accordance with the following table:

	Highest Office Held at or Prior to Termination

		Senior Vice President/	Chief Financial Officer/	Chief Executive
Length of Employment	Vice President	Executive Vice President	Chief Operating Officer	Officer/President

Less than One Year	50%	55%	60%	65%
Between One and Three Years	75%	80%	85%	100%
Between Three and Five Years	100%	105%	110%	200%
More than Five Years	125%	130%	140%	300%

          Based on these factors, the amounts that would be payable under the Severance Plan to the executive officers named in the Summary Compensation Table on page 14, if their employment were terminated as of March 17, 2003 under circumstances entitling them to severance benefits under the Severance Plan would be as follows: Mr. Ginsberg — $1,796,028, Mr. Anderson — $314,382, Mr. Noble — $479,358, Mr. MacWhirter — $341,431 and Mr. Miller — $300,831. Severance benefits also include the continuation, at the Company’s expense, of health care insurance for a period of 18 months following termination of employment. In the event that an officer’s severance benefits upon termination will exceed three times the officer’s base compensation for purposes of Section 280G of the Internal Revenue Code of 1986, as amended, the benefits will automatically be reduced by the minimum amount necessary to ensure that the benefits do not exceed the amount determined pursuant to Section 280G.

Equity Compensation Plan Information

          The Company currently maintains compensation plans that provide for the issuance of Common Stock to officers, employees and directors of the Company and its subsidiaries. These plans consist of the 1997 Stock Option Plan (the “1997 Plan”) and the Director Stock Option Plan (the “Director Plan”), both of which were approved by the Company’s shareholders, and certain nonstatutory stock options and warrants granted to directors of the Company, which options and warrants were not approved by the Company’s shareholders. The following table sets forth information regarding outstanding options, warrants and shares reserved for future issuance under the foregoing plans as of December 31, 2002:

			Number of Shares
	Number of Shares		Remaining Available for
	to be Issued	Weighted-Average	Future Issuance Under
	Upon Exercise of	Exercise Price of	Equity Compensation
	Outstanding Options	Outstanding Options	Plans (excluding shares
	and Warrants	and Warrants	reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by shareholders
1997 Plan	11,649,257	$6.00	1,195,699
Director Plan	40,000	12.79	160,000
Equity compensation plans not approved by shareholders*
Warrants	80,000	7.00	0
Total	11,769,257		1,355,699

*	Consists of warrants issued to a former director of the Company who is currently one of the Company’s executive officers. The warrants were granted prior to the Company’s initial public offering at an exercise price per share equal to the fair market value of the Company’s Common Stock on the grant date, as determined by the Board of Directors. The warrants have a seven-year term and provided for vesting in 12 equal quarterly installments as long as the holder continued to serve as a director of the Company.

Compensation Committee Interlocks and Insider Participation

          During 2002, the Compensation Committee consisted of Messrs. Oringer and Rager, both of whom are non-employee directors of the Company. Neither member of the Compensation Committee is or was a current or former officer or an employee of the Company or its subsidiaries, except that Mr. Rager held the title of Chief Financial Officer of the Company from June 1997 to March 2000.

BOARD OF DIRECTORS AND COMPENSATION COMMITTEE
REPORTS ON EXECUTIVE COMPENSATION

          The Board of Directors and the Compensation Committee of the Board of Directors share responsibility for determining and administering the compensation program for the Company’s executive officers. The Company’s executive compensation program consists of both cash-based and stock-based compensation. The Board of Directors is responsible for determining the annual base salaries of the Company’s executive officers, approving the terms of the Company’s bonus plans and approving the award of any discretionary bonuses to executive officers. The Board has delegated to the Compensation Committee the responsibility of administering the Company’s 1997 Stock Option Plan pursuant to which stock options are granted to the Company’s employees, including the Company’s executive officers.

          The reports on executive compensation by the Board of Directors and the Compensation Committee and the Performance Graph on page 23 shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Board of Directors Report on Executive Compensation

          The principal objectives of the Company’s executive compensation program are to attract, motivate and retain qualified, experienced individuals to serve as officers of the Company and to provide incentives to attain the financial and strategic objectives of the Company. The Company’s executive compensation program consists of three basic components — base salaries, cash bonuses and stock options.

          The Board of Directors annually sets and approves the base salaries of all executive officers and approves any bonus plan for the Company’s employees, including its executive officers. In determining annual base salaries and establishing the financial performance goals for the Company’s bonus plans, the Board considers base salary and bonus information for comparable companies and for the data communications, telecommunications and electronics industries in general that is available from compensation surveys and various other sources. The Board also takes into account each officer’s position, responsibilities, experience, contributions and individual performance and considers the Company’s financial results and condition as well as the Company’s growth in revenues and earnings. Due to the highly competitive nature of the data communications, telecommunications and electronics industries, the Board believes that compensation packages above the competitive median may be necessary and appropriate to attract and retain qualified executive officers.

          For 2002, the Board increased the annual base salaries of the Company’s executive officers (other than Mr. Ginsberg) by percentages ranging from 0% to 5.0% over their annual base salaries for 2001.

          The Board believes that a significant portion of each officer’s annual compensation should be related to the Company’s financial performance. Based on the Company’s 2002 financial results, the Company did not pay any bonuses to its executive officers for 2002.

          The Board was also responsible for determining the annual compensation of Mr. Ginsberg during 2002. The Board increased Mr. Ginsberg’s annual base salary for 2002 to $299,250, which represented an increase of $14,250, or 5.0%, over his base salary for 2001. Like the Company’s other executive officers and based on the Company’s 2002 financial results, Mr. Ginsberg did not receive any bonus for 2002. Although Mr. Ginsberg is a member of the Board of Directors, he did not participate in any discussions or decisions of the Board regarding the setting of his salary or the award of any bonus to him.

          Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a publicly held corporation such as the Company will generally not be allowed a federal income tax deduction for otherwise deductible compensation paid to the executive officers named in the Summary Compensation Table to the extent that compensation paid to a particular officer is not performance-based and exceeds $1 million in any fiscal year. Qualifying performance-based compensation (including compensation attributable to the exercise of stock options) will not be subject to the deductibility limitation if certain conditions are met. The Company’s general policy is to preserve the federal income tax deductibility of compensation paid to its executive officers. Accordingly, the Company has generally taken appropriate actions, to the extent reasonable, to preserve the deductibility of the compensation paid to its executive officers. There may be limited circumstances, however, where an executive officer’s compensation may exceed the amount that is deductible.

BOARD OF DIRECTORS*

Jean-Claude Asscher, Chairman Errol Ginsberg Howard Oringer Jon F. Rager

*     Mr. Entekhabi was not a director of the Company during 2002.

Compensation Committee Report on Executive Compensation

          The Compensation Committee is responsible for administering the Company’s 1997 Stock Option Plan. Options to purchase the Company’s Common Stock are a key component of the Company’s executive compensation program. The Compensation Committee views the grant of stock options as a valuable incentive to attract and retain key employees and to motivate them to maximize shareholder value. The Compensation Committee reviews and considers recommendations by the Company’s Chief Executive Officer with regard to the grant of stock options to executive officers (other than the Chief Executive Officer) and other key employees whose contributions and skills are important to the long-term success of the Company.

          Each officer typically receives a stock option grant upon first joining the Company and thereafter is eligible periodically to receive additional stock options. In determining the size and other terms of an option grant to an executive officer, the Compensation Committee considers a number of factors, including the officer’s position and responsibilities, promotions, individual performance, salary, previous stock option grants (if any) and length of service to the Company. The exercise price of options is not less than the market price of the Company’s Common Stock on the date of grant. New hire stock options generally vest as to 25% of the shares covered thereby on the one-year anniversary of the date of grant and as to the remaining 75% of the shares in 12 equal quarterly installments thereafter, as long as the optionee remains an employee of the Company. Annual performance stock option grants typically vest in quarterly installments over four years, as long as the optionee remains an employee of the Company. New hire and performance stock option grants therefore encourage an optionee to remain an employee of the Company. Options granted prior to October 2002 generally provide that vested installments of options remain exercisable through the date of expiration of the ten-year term of the option, subject to earlier termination upon termination of employment. Options granted since then now generally provide that vested installments of options remain exercisable for a period of only two years following the vesting date.

          In 2002, options to purchase an aggregate of 325,000 shares of Common Stock were granted to all executive officers as a group and represented 10.2% of all options granted to employees in 2002. All option grants to executive officers in 2002 were granted as performance grants. The Compensation Committee did not grant any stock options to Mr. Ginsberg in 2002. Information concerning options granted during 2002 to the executive officers named in the Summary Compensation Table is provided in the table entitled “Executive Compensation and Other Information - Option Grants in 2002.”

COMPENSATION COMMITTEE

Jon F. Rager, Chairman Howard Oringer

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          The following are certain transactions entered into between the Company and its officers, directors and principal shareholders and their affiliates since January 1, 2002:

Sales of Systems

          During 2002, the Company sold its systems to Tekelec, Ltd., a company which until September 2002 was a subsidiary of Tekelec and a distributor of the Company’s products. Mr. Asscher is Chairman of the Board and a director of Tekelec, and Messrs. Oringer and Rager are members of the Board of Directors of Tekelec. The Company’s aggregate sales to Tekelec, Ltd. were approximately $1,600,000 from January 2002 through the end of August 2002, and all such amounts had been paid to the Company by December 31, 2002.

Indemnity Agreements

          The Company has entered into indemnity agreements with each of its directors and executive officers pursuant to which the Company has agreed to indemnify such individuals in addition to the indemnification provided for in the Company’s Bylaws. These agreements provide, among other things, for indemnification of the Company’s directors and executive officers for expenses, judgments, fines and settlement amounts incurred in any action or proceeding arising out of any such person’s service as a director or executive officer of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and officers and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership of the Company’s Common Stock with the SEC and The Nasdaq Stock Market. These persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

          Based solely on the Company’s review of the copies of such forms furnished to it and on written representations from the Company’s executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and 10% shareholders were completed on a timely basis during and with respect to 2002, except that David Anderson was late in filing a Form 4 reporting one transaction in the Company’s Common Stock during 2002.

PERFORMANCE GRAPH

          The following graph compares the cumulative total return on the Company’s Common Stock with the cumulative total return of the Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer Manufacturers Index for the period commencing October 18, 2000, which was the date of the Company’s initial public offering. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

Comparison of Cumulative Total Return*
among Ixia, the Total Return Index for The Nasdaq Stock Market
(U.S. Companies) and the Nasdaq Computer Manufacturers Index

	10/18/00	12/31/00	12/31/01	12/31/02

Ixia	100	112	63	18
The Nasdaq Stock Market (U.S.)	100	78	62	43
Nasdaq Computer Mfrs.	100	56	38	25

*	Assumes (i) $100 invested on October 18, 2000, which was the date of the Company’s initial public offering, in Ixia Common Stock, the Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer Manufacturers Index and (ii) immediate reinvestment of all dividends.

PROPOSAL 2 - APPROVAL OF AMENDMENT TO
1997 STOCK OPTION PLAN TO INCREASE SHARES
AUTHORIZED FOR ISSUANCE THEREUNDER

          In 1997, the Board of Directors of the Company adopted and in 1998 the shareholders of the Company approved the 1997 Stock Option Plan (the “1997 Plan”) under which 3,000,000 shares of Common Stock were initially authorized for issuance pursuant to the exercise of stock options granted thereunder. The 1997 Plan was amended in May 1998, May 1999, February 2000, September 2000 and March 2001 to increase the number of shares authorized for issuance thereunder by an aggregate of 16,000,000 shares. As a result of those amendments, the total number of shares authorized under the 1997 Plan as of March 17, 2003 was 19,000,000 shares.

          The Board of Directors recognizes that equity incentives such as stock options are critical factors in attracting, retaining and motivating qualified employees and provide the Company’s employees with a meaningful opportunity to more closely align their interests with those of the Company’s shareholders. On March 18, 2003, the Board of Directors amended the 1997 Plan, subject to shareholder approval, to increase the number of shares authorized for issuance thereunder by an additional 4,500,000 shares (i.e., approximately 7.8% of the outstanding shares of the Company’s Common Stock as of March 18, 2003). The Board of Directors approved the increase in order to ensure the availability of sufficient shares of the Company’s Common Stock for option grants to new employees and for performance stock option grants to the Company’s employees. If the proposed 4,500,000-share increase is approved by the shareholders, the Board of Directors believes that the shares authorized for issuance under the Plan should be sufficient to meet the Company’s presently anticipated stock option grant needs under the 1997 Plan at least until the Company’s Annual Meeting of Shareholders in 2004.

          As of March 17, 2003, 6,311,650 shares had been issued upon the exercise of options granted under the 1997 Plan, 12,072,120 shares were subject to outstanding options, and 616,230 shares (not including the 4,500,000 additional shares subject to shareholder approval) remained available for option grants under the 1997 Plan. If the amendment to increase the number of shares authorized under the 1997 Plan by 4,500,000 shares is approved, then a total of 23,500,000 shares will have been authorized for issuance under the 1997 Plan since its inception.

          AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE 1997 PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 4,500,000 SHARES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY’S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THIS AMENDMENT TO THE 1997 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

Summary of 1997 Plan

          A summary of the principal provisions of the 1997 Plan is set forth below and is qualified in its entirety by reference to the 1997 Plan. A copy of the 1997 Plan is available from the Company’s Corporate Secretary upon written request.

Purpose

          The purposes of the 1997 Plan are to (i) attract and retain the services of selected key employees who the Company believes are in a position to make a material contribution to the successful operation of the Company’s business; (ii) motivate such persons, by means of performance-related incentives, to achieve the Company’s business goals; and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

Administration

          The 1997 Plan may be administered by the Board of Directors or by a committee designated by the Board of Directors and comprised of not less than two non-employee Board members. The 1997 Plan is currently administered by the Compensation Committee of the Board, which is comprised of two non-employee directors. The interpretation and construction of any provision of the 1997 Plan is within the sole discretion of the members of the Compensation Committee, whose determination is final and binding.

Eligibility

          The 1997 Plan provides that nonstatutory stock options and incentive stock options may be granted only to employees (including officers and directors who are also employees) and consultants of the Company. As administrator of the 1997 Plan, the Compensation Committee selects the optionees and determines the type of option (i.e., incentive or nonstatutory) and the number of shares to be subject to each option. In making such determination, there is taken into account a number of factors, including the employee’s position and responsibilities, individual job performance, salary, previous stock option grants (if any), length of service to the Company, and other relevant factors. As of March 17, 2003, approximately 240 persons were eligible to receive options under the 1997 Plan, virtually all of whom had been granted options under the Plan.

Terms of Options

          Options granted under the 1997 Plan may be either “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonstatutory stock options. Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

(a)	Number of Shares: The aggregate fair market value (determined as of the grant date) of the stock for which an employee may be granted incentive stock options that first become exercisable during any one calendar year under all the Company’s plans may not exceed $100,000. In addition, the maximum number of shares which may be awarded as options under the 1997 Plan during any calendar year to any one optionee may not exceed 1,500,000 shares.

(b)	Vesting of the Option: The optionee must earn the right to exercise the option by continuing to work for the Company. Options granted under the 1997 Plan will vest and become exercisable at such times and in such cumulative installments as the Compensation Committee determines subject to the optionee’s continued employment with the Company. Options typically vest over a period of four years from the date of grant.

The 1997 Plan requires that, in any event, all options be exercisable at the rate of at least 20% per year over five years from the date of grant. An option is exercised by giving to the Company written notice of exercise specifying the number of shares of Common Stock as to which the option is being exercised and by tendering payment to the Company of the purchase price. The form of payment for shares to be issued upon the exercise of an option is determined by the Compensation Committee and may consist of cash, check, previously owned shares of Common Stock, a combination thereof or such other consideration as is determined by the Compensation Committee.

(c)	Exercise Price: The exercise price per share for the shares to be issued pursuant to the exercise of an option is determined by the Committee and may not be less than 100% of the fair market value of the Common Stock on the grant date. The fair market value of the Common Stock on the date of an option grant will be equal to the closing sales price of the Common Stock on The Nasdaq Stock Market as reported in The Wall Street Journal on the date of the option grant. On March 17, 2003, the closing sales price of the Company’s Common Stock on The Nasdaq Stock Market was $5.40 per share.

(d)	Termination of Employment: If the optionee’s employment with the Company is terminated for any reason, other than “termination for cause” (as defined in the 1997 Plan) or termination as a result of death or total and permanent disability, the option may be exercised within three months after such termination as to all or part of the shares as to which the optionee was entitled to exercise the option at the time of termination.

(e)	Termination for Cause: If the termination of the optionee’s employment with the Company is a “termination for cause,” the option may be exercised within 30 days after such termination as to all or part of the shares as to which the optionee was entitled to exercise the option at the time of termination. The 1997 Plan defines “termination for cause” as termination of employment as a result of:

•	any act or acts by the optionee constituting a felony under any federal, state or local law;

•	the optionee’s willful and continued failure to perform the duties assigned to him or her as an employee or consultant;
•	any material breach by the optionee of any agreement with the Company concerning his or her employment or other understanding concerning the terms and conditions of employment by the Company;
•	dishonesty, gross negligence or malfeasance by the optionee in the performance of his or her duties as an employee or consultant or any conduct by the optionee which involves a material conflict of interest with any business of the Company or any affiliate of the Company; or
•	the optionee’s taking or knowingly omitting to take any other action or actions in the performance of the optionee’s duties as an employee or consultant without informing appropriate members of management to whom the optionee reports, which action or actions, in the determination of the Board of Directors or its committee, have caused or substantially contributed to the material deterioration in the business of the Company or any affiliate, taken as a whole.

(f)	Termination of Employment Due to Death or Disability: If the optionee dies or becomes permanently and totally disabled while employed by the Company, the options granted to him or her may be exercised at any time within six months after such death or disability, but only to the extent the optionee was entitled to exercise the options at the date of his or her termination of employment due to such death or disability.

(g)	Expiration of Options: Options may not have a term greater than ten years from the grant date; provided, however, that any incentive stock option granted to a shareholder who, immediately before the grant of such option, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company shall expire no more than five years from the grant date. No option may be exercised by any person after its expiration.

(h)	Nontransferability of Option: An option is nontransferable by the optionee, other than by will or by the laws of descent and distribution.

With respect to options granted prior to September 23, 2002, vested options typically remain exercisable until expiration of the ten-year term of the options, subject to earlier termination of the options upon termination of employment. With respect to options granted on and after September 23, 2002, vested options typically remain exercisable for a period of two years after the vesting date, subject to earlier termination of the options upon termination of employment.

(i)	Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1997 Plan as may be determined by the Compensation Committee.

Adjustment upon Changes in Capitalization or Control

          In the event that a change, such as a stock split or stock dividend, is made in the Company’s capitalization which affects the stock for which options are exercisable under the 1997 Plan, appropriate adjustment will be made in the exercise price of and the number of shares covered by outstanding options and in the number of shares available for issuance under the 1997 Plan. In the event of a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation, outstanding options will be assumed by the successor corporation or the Board of Directors will declare that any option will terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given to optionees and permit each optionee to exercise all or a portion of the shares covered by such option, including shares as to which the option would not otherwise be exercisable, provided the term of the option has not expired prior to the date of exercise.

Amendment and Termination

          The Compensation Committee may amend or terminate the 1997 Plan at any time or from time to time without the approval of the Company’s shareholders; provided, however, that approval of the holders of shares represented and entitled to vote at a valid meeting of shareholders is required for any amendment to the 1997 Plan which would:

•	materially increase the number of shares which may be issued thereunder other than in connection with an adjustment upon changes in capitalization;

•	materially change the designation of the class of employees eligible to participate;

•	remove the administration of the 1997 Plan from the Board of Directors or its committee;

•	extend the term of the 1997 Plan beyond its initial ten-year term;

•	materially increase the benefits to participants under the 1997 Plan; or

•	materially modify the requirements as to eligibility for participation.

          In any event, the 1997 Plan will terminate on the tenth anniversary of its adoption by the Board of Directors (i.e., on November 1, 2007), provided that any options then outstanding will remain outstanding until they expire by their terms.

Tax Information

          The federal tax consequences of options are complex and subject to change. The following discussion is only a brief summary of the general federal income tax laws and interpretations thereof currently in effect and applicable to stock options. All such laws and interpretations are subject to change at any time, possibly with retroactive effective. A taxpayer’s particular situation may be such that some variation of the general rules may apply. This summary is not intended to be exhaustive and, among other things, does not cover the state, local or foreign tax consequences of the grant or exercise of options under the 1997 Plan, the disposition of shares acquired upon exercise of such options or federal estate tax or state estate, inheritance or death taxes.

Incentive Stock Options

          If an option granted under the 1997 Plan is treated as an “incentive stock option” as defined in Section 422 of the Code, the optionee will not recognize any income for regular income tax purposes upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. As discussed below, the tax treatment to the optionee and the Company upon an optionee’s sale of the shares will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. In addition, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability in the year of exercise.

          If an optionee exercises an incentive stock option and does not dispose of the shares received within the period ending on the later of (i) two years from the date of the grant of such option or (ii) one year after the exercise of the option, any gain realized upon disposition of the shares will be characterized as long-term capital gain subject to a maximum federal income tax rate of (a) 20% or (b) 18% if the shares are held for more than five years. The amount of gain realized on the disposition of the shares will be equal to the difference between the amount realized on the disposition and the optionee’s tax basis (i.e., the exercise price) in the shares. If the optionee does not dispose of the shares within the holding period specified above, the Company will not be entitled to a federal income tax deduction at any time.

          If an optionee disposes of the shares either within two years from the date the option is granted or within one year after the exercise of the option, the disposition will be treated as a “disqualifying disposition” for federal income tax purposes and an amount equal to the difference between (1) the lesser of the fair market value of the shares on the date of exercise and the amount realized on the disposition, and (2) the exercise price will be taxed as ordinary income subject to a maximum marginal federal income tax rate of 38.6% in the taxable year in which the disposition occurs. Specifically, under the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (Public Law No. 107 16) (the “Tax Relief Act”), the maximum marginal federal tax rate on ordinary income is 38.6% in 2003, 37.6% in 2004 and 2005 and 35.0% in 2006 and thereafter. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be. An optionee will generally be considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, in an insolvency proceeding, incident to a divorce or upon death).

          The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the exercise price is an adjustment in determining an optionee’s alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

If a disqualifying disposition occurs in the same year as an option is exercised, the amount of ordinary income resulting from the disposition would generally eliminate any liability for alternative minimum tax for the year of exercise absent unusual circumstances. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would recognize alternative minimum taxable income and pay alternative minimum tax in the year of exercise. The individual would also recognize ordinary income in the year of the disqualifying disposition in an amount determined under the rules described above. A credit against the tax on such ordinary income would generally be available for the alternative minimum tax paid by reason of the exercise of the option. Optionees will be urged to consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances.

     In general, there will be no federal income tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option prior to satisfying the two-year and one-year holding periods described above, the Company will be entitled to a deduction for federal income tax purposes in the year of the disposition in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided the Company has satisfied its reporting obligations under the Code.

Nonstatutory Stock Options

     Nonstatutory stock options granted under the 1997 Plan do not qualify as “incentive stock options” and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee will not recognize any income at the time he or she is granted nonstatutory stock options because the options themselves are not actively traded on an established market and will have no readily ascertainable fair market value at the time of grant. However, upon exercise of a nonstatutory stock option, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the exercise price of the option. The income realized by the optionee will be treated as compensation income subject to income and employment tax withholding by the Company out of the current compensation payable to the optionee. If those earnings are insufficient to pay the withholding tax, the optionee will be required to make a direct payment to the Company to cover the withholding tax liability or to make other arrangements which are satisfactory to the Company (as determined by the Company in its sole discretion).

     Upon a sale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the optionee’s tax basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be, depending on the optionee’s holding period for the shares without “tacking on” any holding period for the option. The optionee’s tax basis for determination of such gain or loss will ordinarily be the sum of (1) the amount paid for the shares (i.e., the exercise price), plus (2) any ordinary income recognized as a result of the exercise of the option. The maximum rate is 18% if the shares are held for more than five years. If the holding period for the shares is shorter, the maximum marginal federal income tax rate will be up to 38.6% in the taxable year in which the disposition occurs. Specifically, under the provisions of the Tax

Relief Act, the maximum marginal federal tax rate on ordinary income is 38.6% in 2003, 37.6% in 2004 and 2005, and 35.0% in 2006 and thereafter.

     In general, there will be no federal tax consequences to the Company upon the grant or termination of a nonstatutory stock option or the sale or disposition of the shares acquired upon exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option is recognized by the optionee, provided that the Company has satisfied its withholding and reporting obligations under the Code and Income Tax Regulations relating to the reporting of the transaction to the Internal Revenue Service and the optionee.

Amended Plan Benefits

     Grants under the 1997 Plan are made at the discretion of the Compensation Committee to whom the Board of Directors has delegated the administration of the 1997 Plan. Because future optionees, the timing of option grants, the number of shares subject to option grants and exercise prices have not yet been determined, future grants under the 1997 Plan are not yet determinable.

PROPOSAL 3 - APPROVAL OF AMENDMENT TO
EMPLOYEE STOCK PURCHASE PLAN TO INCREASE
SHARES AUTHORIZED FOR ISSUANCE THEREUNDER
AND TO AMEND PROVISION FOR ANNUAL
INCREASE IN NUMBER OF AUTHORIZED SHARES

     In 2000, the Board of Directors of the Company adopted, and the shareholders of the Company approved, the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) under which 300,000 shares of Common Stock were initially reserved for issuance.

     The Purchase Plan currently provides for an automatic annual increase in the number of shares authorized and reserved for issuance thereunder on each May 1 during the ten-year term of the Purchase Plan. Each such increase is equal to the lesser of (i) 200,000 shares, (ii) a number of shares equal to 1% of the number of outstanding shares of the Company’s Common Stock and (iii) an amount determined by the Board. In accordance with the foregoing formula, the number of shares authorized for issuance under the Purchase Plan was not increased in 2001 and was increased by 200,000 shares in 2002. The total number of shares authorized for issuance under the Purchase Plan is currently 500,000 shares. As of March 17, 2003, 237,643 shares had been issued under the Purchase Plan, and the Company, based on participation in the Purchase Plan as of that date, expected to issue approximately 210,000 additional shares upon the exercise of options on April 30, 2003.

     In March 2003, the Board of Directors amended the Purchase Plan, subject to shareholder approval, to (1) increase the number of shares authorized for issuance thereunder by 500,000 shares and (2) amend the formula for the automatic annual increase in the number of shares authorized for issuance under the Purchase Plan to provide that the annual increase would be equal to the lesser of (i) 500,000 shares (rather than 200,000 shares as currently provided under the Purchase Plan), (ii) a number of shares equal to 1% of the number of outstanding shares of the Company’s Common Stock and (iii) an amount determined by the Board. The Board of Directors adopted the amendment because it believes that it is in the best interest of the Company and its shareholders that a sufficient number of shares be authorized for issuance under the Purchase Plan.

     If the amendment is approved by the shareholders at the Annual Meeting, a total of 1,000,000 shares will have been authorized for issuance under the Purchase Plan since its inception.

     As of March 17, 2003, no purchase rights had been granted, and no shares had been issued, on the basis of the proposed amendment to the Purchase Plan. If the amendment is approved by the shareholders, the change in the formula for the automatic annual increase in the number of shares authorized for issuance under the Purchase Plan would become effective with the annual increase for the 2004 calendar year (i.e., on May 1, 2004).

     AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE PURCHASE PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 500,000 SHARES AND AMENDING THE FORMULA FOR THE AUTOMATIC ANNUAL INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY’S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE AMENDMENT. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE PURCHASE PLAN.

Summary of Purchase Plan

     A summary of the principal provisions of the Purchase Plan is set forth below and is qualified in its entirety by reference to the Purchase Plan. A copy of the Purchase Plan is available from the Company’s Corporate Secretary upon written request.

Purpose

     The purpose of the Purchase Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions.

Administration

     The Purchase Plan is required to be administered by the Board of Directors or a committee appointed by the Board of Directors, and the Company’s Board of Directors is currently administering the Purchase Plan. All questions of interpretation or application of the Purchase Plan are determined in the sole discretion of the Board of Directors or its committee whose decisions are final, conclusive and binding upon all participants. Members of the Board of Directors who are eligible employees are permitted to participate in the Purchase Plan.

Offering Dates

     The Purchase Plan is implemented in a series of consecutive, overlapping 24-month offering periods, with each offering period consisting of four six-month purchase periods. Offering periods begin on the first trading day on or after May 1 and November 1 of each year. The current offering period under the Purchase Plan began on November 1, 2002 and will end on October 31, 2004, subject to earlier termination as provided below under “Automatic Reenrollment.” The current purchase period under the Purchase Plan began on November 1, 2002 and will end on April 30, 2003. The Board has the power to change the duration of the offering periods and the commencement dates of offering periods, provided the changes are announced at least five days prior to the affected offering period.

Eligibility

     Employees (including officers and directors who are also employees of the Company) are eligible to participate in the Purchase Plan if they are expected to be employed more than 20 hours per week and more than five months in each calendar year. An employee who is an eligible employee on the start date of any offering period may join that offering period by enrolling on or before the enrollment deadline established by the Company during the month preceding the beginning of the offering period. Of 215 employees eligible to participate in the offering period which commenced on November 1, 2002, 142 employees were participating as of March 17, 2003.

Participation in the Plan

     An eligible employee may become a participant in the Purchase Plan by delivering to the Company, prior to the commencement of an offering period, a completed subscription agreement authorizing payroll deductions in any multiple of 1%, up to a maximum of 15% (or such other rate as may be determined from time to time by the Board of Directors), from the cash compensation (e.g., base salary, bonus, overtime and commissions) payable to the employee during the offering period. By executing a subscription agreement, an employee becomes entitled to have shares placed under option to him or her, but he or she does not become obligated to purchase the shares. An employee’s participation in the Purchase Plan continues from offering period to offering period (and from purchase period to purchase period within an offering period) at the deduction rate authorized in the subscription agreement unless the participant increases or decreased the payroll deduction by filing a new subscription agreement either upon commencement of a new 24-month offering period or a new six-month purchase period. An employee who first becomes eligible to participate in the Purchase Plan after the commencement of an offering period may not participate until the commencement of the next offering period.

     If the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the shares remaining will be made among all participants in as equitable a manner as is practicable. No employee will be permitted to participate in the Purchase Plan if, immediately after the grant of an option thereunder, the employee would own 5% or more of the voting stock or value of all classes of stock of the Company or its subsidiaries (including stock which may be purchased through subscriptions under the Purchase Plan or pursuant to any other options), nor will any employee be granted an option which would permit the employee to buy in any calendar year more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) pursuant to the Purchase Plan.

Automatic Reenrollment

     To the extent permitted by applicable laws, regulations or stock exchange rules, if the fair market value of the Company’s Common Stock on any exercise date in a 24-month offering period is lower than the fair market value of the Company’s Common Stock on the enrollment date of the offering period, then all participants in the offering period will be automatically withdrawn from the offering period immediately after the exercise of their option, and they will be automatically re-enrolled in the next 24-month offering period on the first day thereof.

Purchase Price

     The purchase price per share under the Purchase Plan is 85% of the lesser of (1) the fair market value of a share of Common Stock on the first trading day of the 24-month offering period or (2) the fair market value of a share of Common Stock on the last trading day of the six-month purchase period. The fair market value of the Common Stock on a given date will be equal to the closing sales price of the Common Stock on such date on The Nasdaq Stock Market as reported in The Wall Street Journal.

Payment of Purchase Price; Payroll Deductions

     The purchase price of the shares is accumulated by payroll deductions over the offering period. A participant may discontinue his or her participation in the Purchase Plan at any time, but may not increase or decrease the rate of payroll deductions for any six-month purchase period after it commences.

     All payroll deductions are credited to the participant’s account under the Purchase Plan and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

Purchase of Stock; Exercise of Option

     On the enrollment date of each 24-month offering period, an eligible employee who elects to participate in the offering period will be granted an option to purchase on each exercise date during the offering period (at the applicable purchase price) up to a number of shares of Common Stock determined by dividing (1) his or her accumulated payroll deductions accumulated prior to the exercise date and retained in the account as of the exercise date by (2) the applicable purchase price. The maximum number of shares placed under option to a participant in the Purchase Plan at the commencement of an offering period is the number of whole shares of Common Stock determined by dividing $12,500 by the fair market value (i.e., the closing sales price) of one share of Common Stock at the beginning of the offering period.

     Unless an employee discontinues his or her participation in the Purchase Plan, his or her option to purchase the shares subject thereto will be exercised automatically using accumulated payroll deductions on the last day of each purchase period in the offering period at the applicable price. The shares purchased for an employee will be delivered to him or her, or credited to his or her account by electronic transfer to a securities account maintained in the participant’s name, as promptly as practicable after the end of the applicable offering period. Any cash remaining to the credit of a participant’s account under the Purchase Plan after the purchase of such shares will be returned to the participant, except that amounts represented by a factional share will be carried over into the next purchase period.

Withdrawal

     A participant’s interest in an offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan at any time prior to the end of a purchase period within the offering period. Promptly after such withdrawal, the payroll deductions credited to a participant’s account will be returned to him or her without interest. A participant’s withdrawal from an offering or an employee’s decision not to participate in an offering does not have any effect upon such participant’s or employee’s eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Employment

     If a participant terminates his or her employment for any reason, including retirement or death, or fails to remain employed by the Company for more than 20 hours per week or five months per year during an offering period, his or her participation in the Purchase Plan will automatically be terminated. In such event, the payroll deductions credited to the participant’s account will be refunded without interest.

Adjustment upon Changes in Capitalization or Control

     The Purchase Plan contains provisions that provide for adjustments upon the occurrence of events such as a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without the Company’s receipt of consideration. These provisions may result in adjustments to:

•	the number of shares of Common Stock reserved for issuance under the Purchase Plan,

•	the maximum number of shares of Common Stock each participant may purchase during each purchase period, and

•	the price per share of Common Stock and the number of shares of Common Stock covered by each unexercised option under the Purchase Plan.

     In the event of the proposed dissolution or liquidation of the Company, the offering periods then in progress will be shortened by setting a new exercise and termination date prior to the consummation of the proposed transaction, unless provided otherwise by the Board. The Board is required to notify each participant in writing at least ten business days prior to any new exercise date that the exercise date for the option has been changed and that the option will be exercised automatically on the new exercise date, unless prior to such date the participant has withdrawn from the offering period.

     In the event of the merger of the Company with or into another corporation, or the sale of substantially all of the Company’s assets, outstanding options may be assumed or equivalent options may be substituted by the successor corporation or a parent or subsidiary of the successor corporation. If in any such event options are not assumed or substituted, any purchase period then in progress will be shortened by setting a new exercise date which will be before the date of the proposed sale or merger, and any offering period then in progress will terminate on the new exercise date. The Board is required to notify each participant in writing at least ten business days prior to the new exercise date that the exercise date for the option has been changed and that the option will be exercised automatically on the new exercise date, unless prior to such date the participant has withdrawn from the offering period.

Nonassignability

     Except as may be provided by the Board, no rights or accumulated payroll deductions of a participant in the Purchase Plan may be pledged, assigned or transferred for any reason (other than by will and the laws of descent and distribution), and any such attempt may be treated by the Company as an election by the participant to withdraw from the Purchase Plan.

     In the event of a participant’s retirement, death or termination of employment, the participant (or his or her beneficiary) will not be eligible to continue to participate in the Plan. In any such event, the Company will return to the participant, or his or her beneficiary, the payroll deductions credited to the participant’s account which have not yet been used to exercise an option.

Amendment and Termination of the Purchase Plan

     The Board of Directors may at any time amend or terminate the Purchase Plan, except that any termination of the Purchase Plan may not affect options previously granted thereunder nor may any amendment make any change in an option granted prior thereto where such amendment adversely affects the rights of any participant without the prior written consent of the participant. No amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company if the amendment is required to be approved by any applicable law or rule.

     The Purchase Plan will terminate on the tenth anniversary of its adoption by the Company’s Board of Directors (i.e., September 2010), unless it is earlier terminated and provided that such termination shall not affect any options then outstanding.

Tax Information

     The Purchase Plan and the rights of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of an option grant or purchase of shares. As summarized below, a participant may become liable for tax upon disposition of the shares acquired under the Purchase Plan.

     If shares are not disposed of by a participant within two years after the date of the beginning of the offering period in which such shares were acquired or within one year after the transfer of the shares to the participant, then the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (ii) the excess of the fair market value of the shares at the beginning of the offering period in which the shares were acquired over the purchase price of the shares (computed as of the commencement of the offering period) would be treated as ordinary income to the participant. Any additional gain on the disposition would be treated as long-term capital gain. If shares are disposed of in a transaction that satisfies the holding period requirement and in which the sales price is less than the purchase price, the participant would not recognize any ordinary income and would have a long-term capital loss equal to the difference between the sale price and the purchase price.

     If shares are disposed of by a participant (including by way of gift) before the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), then the excess of the fair market value of the shares on the date the option is exercised (i.e., the last day of an offering period) over the purchase price of the shares would be treated as ordinary income to the participant. This excess would constitute ordinary income in the year of sale or other disposition even if no additional gain is realized on the sale. The balance of any gain realized on such disposition would be treated as a short-term or long-term capital gain, as the case may be. Even if the shares are sold for less than their fair market value on the date the option was exercised, ordinary income will be recognized equal to the difference between the purchase price and the value of the shares on the option exercise date, and any difference between the sales price and the value of the shares on the option exercise date will constitute short-term or long-term capital gain or loss, depending on how long the shares were held after their purchase.

     Any amount taxed to a participant as ordinary income under the rules described above would be added to the actual purchase price of the shares in determining the tax basis of the shares for the purpose of determining capital gain or loss on a sale or other disposition of the shares.

     The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that (i) ordinary income is recognized upon disposition of shares by a participant before the expiration of the two-year and one-year holding periods described above and (ii) the Company has satisfied its reporting obligations under the Code. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, employees are required to notify the Company in writing of the date and terms of any disqualifying disposition of shares purchased under the Purchase Plan.

Amended Plan Benefits

     Purchases of the Company’s Common Stock under the Purchase Plan are made at the discretion of the participants therein and depend on employees’ elections to participate in offerings under the Purchase Plan. Accordingly, it is not possible to presently determine the benefits that will be received by the Company’s employees under the Purchase Plan if the proposed amendment thereto is approved by the shareholders.

PROPOSAL 4 - RATIFICATION OF APPOINTMENT
OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has, in accordance with the recommendation of its Audit Committee, appointed PricewaterhouseCoopers LLP, independent accountants, to audit the Company’s consolidated financial statements for the year ending December 31, 2003, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Fees Paid to the Company’s Accountants

     The Company paid PricewaterhouseCoopers LLP the following fees for services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2002, for the reviews of financial statements included in the Company’s Quarterly Reports on Form 10-Q filed during 2002, and for other services rendered to the Company during 2002:

Audit Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2002 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that year were $216,768.

Financial Information Systems Design and Implementation Fees. During 2002, PricewaterhouseCoopers LLP did not render to the Company any information technology services relating to financial information systems design and implementation.

All Other Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for tax consulting services rendered to the Company, other than the services described above under “Audit Fees,” for the year ended December 31, 2002 were $57,263.

     The Audit Committee of the Company’s Board of Directors periodically reviews the audit and non-audit services performed by PricewaterhouseCoopers LLP. The Audit Committee has considered whether the provision by PricewaterhouseCoopers LLP of non-audit services to the Company is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

OTHER MATTERS

     The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

By Order of the Board of Directors

Ronald W. Buckly Corporate Secretary

Calabasas, California
April 7, 2003

IXIA COMMUNICATIONS

1997 STOCK OPTION PLAN

1.	Establishment and Purposes of the Plan.

          Ixia Communications hereby establishes this 1997 Stock Option Plan to promote the interests of the Company and its shareholders by (i) helping to attract and retain the services of selected key employees of the Company who are in a position to make material contributions to the successful operation of the Company’s business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company’s business goals and (iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

2.	Definitions.

          The following definitions shall apply throughout the Plan:

          a.     “Affiliate” shall mean any entity that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, the Company.

          b.     “Board” shall mean the Board of Directors of the Company.

          c.     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

          d.     “Common Stock” shall mean the common stock, without par value, of the Company.

          e.     “Company” shall mean Ixia Communications, a California corporation, and any “subsidiary” corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

          f.     “Committee” shall mean the committee, if any, of the Board appointed in accordance with Section 4(a) of the Plan.

          g.     “Continuous Status as an Employee” shall mean the absence of any interruption or termination of employment by the Company. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board or in the case of transfers between locations of the Company.

          h.     “Employee” shall mean any employee of the Company, including officers and directors who are also employees and, for purposes of eligibility for Nonstatutory Stock Options, any consultant to the Company, whether or not employed by the Company.

          i.     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

          j.     “Fair Market Value” shall mean, with respect to Shares, the fair market value per Share on the date an option is granted (or in connection with the Company’s right to repurchase the Shares, the date of termination) as determined by the Board in its sole discretion, exercised in good faith; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant (or, if there are no such prices for such date, on the first preceding day on which there were such reported prices) as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations System) or, in the event the Common Stock is listed on a stock exchange or quoted on the Nasdaq National Market System, the fair market value per Share shall be the closing price on the exchange or on the Nasdaq National Market System on the date of grant of the Option (or, if there are no sales on such date, on the first preceding day on which there were reported sales), as reported in The Wall Street Journal.

          k.     “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          l.     “Nonstatutory Stock Option” shall mean an Option which is not an Incentive Stock Option.

          m.     “Option” shall mean a stock option to purchase Common Stock granted to an Optionee pursuant to the Plan.

          n.     “Option Agreement” means a written agreement substantially in one of the forms attached hereto as Exhibit A, or such other form or forms as the Board (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

          o.     “Optioned Stock” shall mean the Common Stock subject to an Option granted pursuant to the Plan.

          p.     “Optionee” shall mean any Employee who is granted an Option.

          q.     “Plan” shall mean this Ixia Communications 1997 Stock Option Plan.

          r.     “Securities Act” shall mean the Securities Act of 1933, as amended.

          s.     “Shares” shall mean shares of the Common Stock or any shares into which such Shares may be converted in accordance with Section 12 of the Plan.

          t.     “Stock Purchase Agreement” shall mean an agreement substantially in the form attached hereto as Exhibit B, or such other form or forms as the Board (subject to the terms and conditions of the Plan) may from time to time approve, which the Board may require be executed as a condition of purchasing Optioned Stock upon exercise of an Option.

          u.     “Termination for Cause” shall mean termination of employment as a result of (i) any act or acts by the Optionee constituting a felony under any federal, state or local law; (ii) the Optionee’s willful and continued failure to perform the duties assigned to him or her as an Employee or consultant; (iii) any material breach by the Optionee of any agreement with the Company concerning his or her employment or other understanding concerning the terms and conditions of employment by the Company; (iv) dishonesty, gross negligence or malfeasance by the Optionee in the performance of his or her duties as an Employee or consultant or any conduct by the Optionee which involves a material conflict of interest with any business of the Company or Affiliate; or (v) the Optionee’s taking or knowingly omitting to take any other action or actions in the performance of Optionee’s duties as an Employee or consultant without informing appropriate members of management to whom such Optionee reports, which action or actions, in the determination of the Committee, have caused or substantially contributed to the material deterioration in the business of the Company or any Affiliate, taken as a whole.

3.	Shares Reserved.

          The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 3,000,000 Shares* or the number of shares of stock to which such Shares shall be adjusted as provided in Section 12 of the Plan; provided, however, that at no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions set forth in Section 260.140.45 of the California Code of Regulations, based on the shares of the Company which are outstanding at the time the calculation is made. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

          Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full shall again become available for Options thereafter granted under the Plan and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

4.	Administration of the Plan.

          a.     The Plan shall be administered by the Board. Members of the Board who are eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the granting of Options to him or her.

                 The Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the

*	Such number of shares has been adjusted to reflect the Company’s (i) five-for-one stock split effective on March 16, 1998 and (ii) three-for-one stock split effective on March 21, 2000.

Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Committee and thereafter directly administer the Plan. To the extent the Board has specifically delegated to the Committee authority under this Plan, each reference herein to the Board relating to the delegated matters, unless the context otherwise requires, shall be deemed to include a reference to the Committee.

          b.     Subject to the provisions of the Plan, the Board shall have the authority in its discretion to: (i) grant either Incentive Stock Options in accordance with Section 422 of the Code or Nonstatutory Stock Options, (ii) determine, upon review of relevant information, the Fair Market Value per Share, (iii) determine the exercise price of the Options to be granted to Employees in accordance with Section 6(c) of the Plan, (iv) determine the Employees to whom, and the time or times at which, Options shall be granted and the number of Shares subject to each Option, (v) prescribe, amend and rescind rules and regulations relating to the Plan, subject to the limitations set forth in Section 14 of the Plan, (vi) determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement and Stock Purchase Agreement (which need not be identical with the terms of other Options, Option Agreements and Stock Purchase Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option, Option Agreement or Stock Purchase Agreement, (vii) accelerate the exercise date of any Option, (viii) determine whether any Optionee will be required to execute a Stock Purchase Agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement, (ix) interpret the Plan or any agreement entered into with respect to the grant or exercise of Options, (x) determine the eligibility of an Employee for benefits hereunder and the amount thereof, (xi) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company’s rights pursuant to Options or agreements relating to the grant or exercise thereof and (xii) make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

          c.     All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          d.     The Board shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Board shall constitute a quorum and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present or acts approved in writing by a majority of the members of the Board without a meeting shall constitute acts of the Board.

          e.     The Company shall pay all original issue and transfer taxes with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Option or transfer of Shares.

5.	Eligibility.

          Options may be granted under the Plan only to Employees; provided, however, that consultants shall only be eligible to receive Nonstatutory Stock Options. An Employee who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

6.	Terms and Conditions of Options.

          Options granted pursuant to the Plan by the Board shall be either Incentive Stock Options or Nonstatutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Board may deem advisable, the following terms and conditions:

          a.     Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Board makes the determination granting such Option; provided, however, that if the Board determines that such grant shall be made as of some future date, the date of grant shall be such future date. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

          b.     Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Nonstatutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is 1,500,000 (as may be adjusted pursuant to Section 12 herein) Shares*. If an Option held by an Employee or consultant of the Company is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee or consultant and any replacement Option granted to such Employee or consultant shall also count against such limit.

          c.     Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Board; provided, however, that such price shall in no event be less than 100% of the Fair Market Value per Share on the date of grant of an Option.

                 In the case of any Option granted to an Employee who at the time of grant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code or otherwise) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporations of the Company, the

*	Such number of shares has been adjusted to reflect the Company’s (i) five-for-one stock split effective on March 16, 1998 and (ii) three-for-one stock split effective on March 21, 2000.

exercise price per Share shall be no less than 110% of the Fair Market Value per Share on the date of grant.

          d.     Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash or check payable to the Company or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board; provided, however, that the Optionee in any event shall pay in cash any amount necessary to satisfy the Company’s withholding obligations.

          e.     Term of Options. The term of each Option may be up to ten years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

                 The term of any Option may be less than the maximum term provided for herein as specified by the Board upon grant of the Option and as set forth in the Option Agreement.

          f.     Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds $100,000, the Options in excess of such limit shall be treated as Nonstatutory Stock Options.

7.	Exercise of Option.

          a.     In General. Any Option granted hereunder to an Employee shall be exercisable at such times and under such conditions as may be determined by the Board and as shall be permissible under the terms of the Plan, including any performance criteria with respect to the Company and/or the Optionee as may be determined by the Board; provided, however, that Optionees shall have the right to exercise their Options at the rate of at least 20% per year over five years from the date of grant.

                 An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable thereunder from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

          b.     Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, together with (i) any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Board and (ii) payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Board are made).

          c.     Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised, except if the Option is exercised by tendering Shares, either actually or by attestation.

          d.     Exercise of Shareholder Rights. Until the Option is properly exercised in accordance with the terms of this Section 7, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 12 of the Plan.

          e.     Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death, permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or Termination for Cause and thereby terminates his or her Continuous Status as an Employee, he or she may, but only within three months following the date he or she ceases his or her Continuous Status as an Employee (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Board may at any time and from time to time prior to the termination of a Nonstatutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Nonstatutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Nonstatutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed an aggregate of six months and provided, further, that the Nonstatutory Stock Option shall not be, or as a result of such extension become, exercisable after the expiration of the term of such Option as set forth in the Option Agreement and, notwithstanding any extension of time during which the Nonstatutory Stock Option may be exercised, that such Option, unless otherwise amended by the Board, shall only be exercisable to the extent the Optionee was entitled to exercise it on the date he or she ceased his or her Continuous Status as an Employee.

          f.     Death or Disability of Optionee. If an Optionee’s Continuous Status as an Employee ceases due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, the Option may be exercised within six months (or such other period of time not exceeding one year as is determined by the Board at the time of granting the Option) following the date of death or termination of employment due to permanent or total disability (subject to any earlier termination of the Option as provided by its terms), by the Optionee in the case of permanent or total disability, or in the case of death by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case (unless otherwise determined by the Board at the time of granting the Option) only to the extent the Optionee was entitled to exercise the Option at the date of his or her termination of employment by death or permanent and total disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her termination of employment by death or permanent and total disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          g.     Termination for Cause. If an Optionee’s Continuous Status as an Employee with the Company terminates due to his or her Termination for Cause, he or she may exercise his or her Option to the extent such Option was exercisable as of the date of such termination, but only within 30 days following the date of such Termination for Cause (subject to any earlier termination of the Option as provided by its terms). To the extent that he or she was not entitled to exercise such Option at the date of his or her Termination for Cause, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          h.     Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 7(d) and 7(e), an Option may not be exercised, under any circumstances, after the expiration of its term.

          i.     Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

                 Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from the appropriate governmental agencies authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, applicable state law, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Shares may then be listed. Any such issuance may be further subject to the approval of counsel for the Company with respect to such compliance.

          j.     Withholding or Deduction for Taxes. The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company’s reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under Federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation and other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company’s withholding obligations under Federal and state law.

8.	Company’s Right To Repurchase Shares.

          a.     If an Optionee ceases to serve as an Employee for any reason, including death or permanent and total disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), and thereby terminates his or her Continuous Status as an Employee, the Company shall have the right to repurchase all of the Shares purchased by the Optionee hereunder, at a price to be determined as set forth below. Such right on the part of the Company shall commence upon the last day of such Optionee’s Continuous Status as an Employee (the “Termination Date”) and shall expire on the 90th calendar day after the Termination Date (or in the case of Common Stock issued upon exercise of Options after the Termination Date, within 90 calendar days after the date of such exercise).

          b.     The repurchase price shall be an amount equal to the higher of the exercise price of the Option or 100% of the Fair Market Value per Share on the Termination Date times the number of Shares to be repurchased. The repurchase price may be paid by the Company by cash, check, evidence of cancellation of indebtedness of the Optionee to the Company, or some combination thereof, as the Company acting in its sole discretion may determine.

9.	Termination of Repurchase Right.

          Optionee’s obligations and the Company’s rights under Section 8 above shall terminate upon the earlier of (i) the first sale of Common Stock by the Company to the public which is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”) under the Securities Act or (ii) the merger or consolidation of the Company into, or the sale of all or substantially all of the Company’s assets to, another corporation, if immediately after such merger, consolidation or sale of assets, at least 50% of the capital stock of the Company or such other corporation is owned by persons who are not holders of capital stock of the Company immediately prior to such merger, consolidation or sale.

10.	Nontransferability of Options.

          Options granted under the Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution.

11.	Holding Period.

          In the case of officers and directors of the Company and to the extent that the Common Stock is registered under Section 12(g) of the Exchange Act, at least six months must elapse from the date of grant of an Option to the date of disposition of the underlying Shares.

12.	Adjustment Upon Change in Corporate Structure.

          a.     Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split or combination or the payment of a stock dividend (but only on the Common Stock) or reclassification of the Common Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Option.

          b.     In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any Option shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable provided such exercise does not violate Section 7(e) of the Plan.

          c.     No fractional shares of Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

13.	Shareholder Approval.

          Effectiveness of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted by the Board; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such shareholders. Any option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within 12 months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is obtained. Shareholder approval shall be obtained (i) by the affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote thereon at a meeting of shareholders duly held in accordance with the laws of the State of California or (ii) by written consent of the holders of the outstanding Shares having not less than the minimum number of votes that would be necessary to authorize the approval at a meeting of the shareholders duly held in accordance with the laws of the State of California.

14.	Amendment and Termination of the Plan.

          a.     Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the holders of a majority of the voting Shares represented or present and entitled to vote at a valid meeting of shareholders, no such revision or amendment shall (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 12 of the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) materially change the designation of the class of Employees eligible to be granted Options; (v) remove the administration of the Plan from the Board or its Committee; or (vi) extend the term of the Plan beyond the maximum term set forth in Section 17 hereunder.

          b.     Effect of Amendment or Termination. Except as otherwise provided in Section 12 of the Plan, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Notwithstanding anything to the contrary herein, this 1997 Stock Option Plan shall not adversely affect, unless mutually agreed in writing by the Company and an Optionee, the terms and provisions of any Option granted prior to the date the Plan was approved by shareholders as provided in Section 13 of the Plan.

15.	Indemnification.

          No member of the Board or its Committee shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent or Employee. In addition to such other rights of indemnification they may have as members of the Board, or as members of the Committee, the Board and the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that a Board or Committee member is liable for willful misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, such Board or Committee member shall in writing have offered the Company the opportunity, at its own expense, to handle and defend the same.

16.	General Provisions.

          a.     Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

          b.     No Enlargement of Rights. Neither the Plan, nor the granting of Options, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company to discharge any Employee at any time for any reason or no reason.

                 No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Option Agreement, subject, however, to all applicable provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time.

          c.     Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to an Optionee to whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

          d.     Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws rules thereof.

          e.     Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

          f.     Information to Optionees. The Company shall provide without charge to each Optionee copies of its annual financial statements (which need not be audited), which may be included within such annual and periodic reports as are provided by the Company to its shareholders generally.

          g.     Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

          h.     Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

17.	Effective Date and Term of Plan.

          The Plan shall become effective upon shareholder approval as provided in Section 13 of the Plan. Options may be granted under the Plan prior to securing such shareholder approval provided that such Options shall be expressly subject to securing such shareholder approval and may not be exercised in whole or in part unless such shareholder approval has been duly obtained. The Plan shall continue in effect for a term of ten years (from the date the Plan is adopted or the date the Plan is approved by the shareholders, whichever is earlier) unless sooner terminated under Section 14 of the Plan.

CERTIFICATE OF SECRETARY

          The undersigned Secretary of Ixia, a California corporation (the “Company”), hereby certifies that the foregoing is a true and correct copy of the Company’s 1997 Stock Option Plan, as amended to date.

          IN WITNESS WHEREOF, the undersigned has executed this document on the date set forth below.

Date:
Ronald W. Buckly, Secretary

EXHIBIT A-1

IXIA COMMUNICATIONS

1997 STOCK OPTION PLAN

Incentive Stock Option Agreement

     Ixia Communications, a California corporation (the “Company”), hereby enters into this agreement (the “Option Agreement”) with               (the “Optionee”) on this     day of          ,     , whereby the Company grants to the Optionee the right and option to purchase an aggregate of     shares of Common Stock (the “Shares”) of the Company. This Option is in all respects subject to the terms, definitions and provisions of the Ixia Communications 1997 Stock Option Plan (the “Plan”) adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

     1.     Nature of the Option. This Option is intended by the Company and the Optionee to qualify as an Incentive Stock Option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

     2.     Exercise Price. The exercise price is $     per Share, which price is not less than [100%] [110%] of the Fair Market Value thereof on the date this Option is granted.

     3.     Method of Payment. The consideration to be paid for the Shares to be issued upon the exercise of this Option shall consist entirely of cash or check payable to the Company or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board.

     4.     Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

          (a)     This Option shall vest and be exercisable cumulatively as follows: [e.g., 20% of the Option shall vest on the first anniversary of the date of grant (the “First Anniversary”) and the remaining 80% of the Option shall vest in sixteen (16) equal quarterly installments with the first installment vesting on the last day of the first full calendar quarter following the First Anniversary and one additional installment vesting on the last day of each calendar quarter thereafter,] as long as the Optionee continues to serve as an Employee. The Optionee may exercise the exercisable portion of this Option in whole or in part at any time during his or her employment with the Company, provided that Optionee’s Continuous Status as an Employee has not terminated since the grant of this Option. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee’s termination of employment with the Company, or the Optionee’s disability or death, the provisions of Sections 7 or 8 below shall apply to any exercise of this Option.

          (b)     This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares with respect to which this Option is being exercised and such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement if required by the Company. The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

          (c)     No rights of a shareholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(i) of the Plan.

     5.     Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company as set forth in Section 13 of the Plan, or if the issuance of Shares upon the Optionee’s exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may take such steps as in its judgment are reasonably required to prevent any such violation and may require the Optionee to make any representations, warranties or acknowledgments to the Company as may be required by any applicable law or regulation.

     6.     Investment Representations. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

          (a)     The Optionee is acquiring this Option, and upon exercise of this Option, will be acquiring the Shares for investment in his or her own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

          (b)     The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his or her business or financial experience has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect the Optionee’s interests in connection with the acquisition of this Option and the Shares.

     7.     Termination of Employment.

          (a)     If the Optionee ceases to serve as an Employee for any reason other than death, permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or Termination for Cause and thereby terminates his or her Continuous Status as an Employee, the Optionee shall have the right to exercise this Option at any time within three months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 9 hereof.

          (b)     If an Optionee’s Continuous Status as an Employee terminates due to his or her Termination for Cause, he or she may exercise his or her Option to the extent such Option was exercisable as of the date of such termination, but only within 30 days following the date of such Termination for Cause (subject to any earlier termination of the Option as provided by its terms). To the extent that he or she was not entitled to exercise such Option at the date of his or her Termination for Cause, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 9 hereof.

     8.     Death or Disability. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six months after the date of death or termination of employment due to disability, in the case of death, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 9 hereof.

     9.     Term of Option. This Option may not be exercised more than          (     ) years from the date of the grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of this Option, this Option may not be exercised after the expiration of its term.

     10.     Withholding Upon Exercise of Option. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

     11.     Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     12.     No Right of Employment. Neither this Option nor the Plan shall confer upon the Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

     13.     Miscellaneous.

          (a)     Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the “Parties”) and their respective successors and assigns.

          (b)     No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

          (c)     Amendments. (i) The Board reserves the right to amend the terms and provisions of this Option Agreement without the Optionee’s consent to comply with any Federal or state securities law.

                   (ii)     Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver of any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

          (d)     Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

          (e)     Governing Law. To the extent that Federal laws do not otherwise control, the Plan and this Option Agreement and all determinations made or actions taken pursuant hereto shall be governed by the laws of the State of California, without regard to the conflict of laws rules thereof.

          (f)     Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option

Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations or warranties between the Parties, other than those set forth herein.

          (g)     Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

          (h)     Optionee Representation. The Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all of the terms and provisions thereof.

     IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee as of the date and year first written above.

DATE OF GRANT:

Ixia Communications,
a California corporation

By:

Title:

Optionee:

     THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

EXHIBIT A-2

IXIA COMMUNICATIONS

1997 STOCK OPTION PLAN

Nonstatutory Stock Option Agreement

     Ixia Communications, a California corporation (the “Company”), hereby enters into this agreement (the “Option Agreement”) with               (the “Optionee”) on this     day of          ,     , whereby the Company grants to the Optionee the right and option to purchase an aggregate of                          shares of Common Stock (the “Shares”) of the Company. This Option is in all respects subject to the terms, definitions and provisions of the Ixia Communications 1997 Stock Option Plan (the “Plan”) adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

     1.     Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or to otherwise qualify for any special tax benefits to the Optionee.

     2.     Exercise Price. The exercise price is $     per Share, which price is not less than 100% of the Fair Market Value thereof on the date this Option is granted.

     3.     Method of Payment. The consideration to be paid for the Shares to be issued upon exercise of this Option shall consist entirely of cash or check payable to the Company or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board.

     4.     Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

          (a)     This Option shall vest and be exercisable cumulatively as follows: [e.g., 20% of the Option shall vest on the first anniversary of the date of grant (the “First Anniversary”) and the remaining 80% of the Option shall vest in sixteen (16) equal quarterly installments with the first installment vesting on the last day of the first full calendar quarter following the First Anniversary and one additional installment vesting on the last day of each calendar quarter thereafter,] as long as the Optionee continues to serve as an Employee. The Optionee may exercise the exercisable portion of this Option in whole or in part at any time during his or her employment with the Company, provided that Optionee’s Continuous Status as an Employee has not terminated since the grant of this Option. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee’s termination of employment with the Company, or the Optionee’s disability or death, the provisions of Sections 7 or 8 below shall apply to any exercise of this Option.

          (b) This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement, if required by the Company. The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

          (c)     No rights of a shareholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(i) of the Plan.

     5.     Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company as set forth in Section 13 of the Plan, or if the issuance of Shares upon Optionee’s exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6.     Investment Representations. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

          (a)     The Optionee is acquiring this Option, and upon exercise of this Option, will be acquiring the Shares for investment in his or her own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

          (b)     The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his or her business or financial experience has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect the Optionee’s interests in connection with the acquisition of this Option and the Shares.

     7.     Termination of Employment.

          (a)     If the Optionee ceases to serve as an Employee for any reason other than death, permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or Termination for Cause and thereby terminates his or her Continuous Status as an Employee, the Optionee shall have the right to exercise this Option at any time within three months after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. The Committee may at any time and from time-to-time prior to the termination of this Option, with the consent of Optionee, extend the period of time during which the Optionee may exercise this Option following the date the Optionee ceases to serve as an

Employee for a period which shall not exceed an aggregate of six months; provided, however, that this Option shall remain exercisable only to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 9 hereof.

          (b)     If an Optionee’s Continuous Status as an Employee terminates due to his or her Termination for Cause, he or she may exercise his or her Option to the extent such Option was exercisable as of the date of such termination, but only within 30 days following the date of such Termination for Cause (subject to any earlier termination of the Option as provided by its terms). To the extent that he or she was not entitled to exercise such Option at the date of his or her Termination for Cause, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 9 hereof.

     8.     Death or Disability. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within six months after the date of death or termination of employment due to disability, in the case of death, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 9 hereof.

     9.     Term of Option. This Option may not be exercised more than          (     ) years from the date of the grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of this Option, this Option may not be exercised after the expiration of its term.

     10.     Withholding Upon Exercise of Option. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

     11.     Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     12.     No Right of Employment. Neither this Option nor the Plan shall confer upon the Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

     13.     Miscellaneous.

          (a)     Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the “Parties”) and their respective successors and assigns.

          (b)     No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

          (c)     Amendments. (i) The Board reserves the right to amend the terms and provisions of this Option without the Optionee’s consent to comply with any Federal or state securities law.

               (ii)     Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver of any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

          (d)     Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to any Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

          (e)     Governing Law. To the extent that Federal laws do not otherwise control, the Plan and this Option Agreement and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

          (f)     Entire Agreement. This Option Agreement and the Plan constitute the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations or warranties between the Parties, other than those set forth herein.

          (g)     Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

          (h)     Optionee Representation. The Optionee acknowledges receipt of the Plan, a copy of which is attached hereto, and hereby accepts the grant of this Option subject to all of the terms and provisions thereof.

     IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee as of the date and year first written above.

DATE OF GRANT:

Ixia Communications,
a California corporation

By:

Title:

Optionee:

     THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

EXHIBIT B

[For Use Upon Exercise of Options]

IXIA COMMUNICATIONS

STOCK PURCHASE AGREEMENT

     This Agreement is made as of the     day of          , 19     , by and between Ixia Communications, a California corporation (the “Company”), and               (“Optionee”). Unless the context herein otherwise requires, capitalized terms used herein shall have the same meaning as such capitalized terms have under the Company’s 1997 Stock Option Plan.

R E C I T A L S

     A.     Optionee was granted a Stock Option (the “Option”) on          , pursuant to the Company’s 1997 Stock Option Plan (the “Plan”), the terms and conditions of which are incorporated herein by reference.

     B.     Pursuant to said Option, Optionee was granted the right to purchase          shares of the Company’s Common Stock, as adjusted in accordance with the Plan (the “Optioned Shares”).

     C.     Optionee has elected to exercise the Option to purchase      of such Optioned Shares (herein referred to as the “Shares”) under the Stock Option Agreement evidencing said Option (the “Option Agreement”).

     D.     As required by the Option Agreement, as a condition to Optionee’s exercise of his or her Option, Optionee must execute this Agreement which gives the Company the right of first refusal upon transfer.

     NOW, THEREFORE, IT IS AGREED between the parties as follows:

     1.     Exercise of Option. Subject to the terms and conditions hereof, Optionee hereby agrees to exercise his or her Option or a portion thereof to purchase          Shares at $          per Share, payable in accordance with the terms and provisions of the Option Agreement.

     2.     Company’s Right To Repurchase Shares.

          (a)     If an Optionee ceases to serve as an Employee for any reason, including death or permanent and total disability ( within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), and thereby terminates his or her Continuous Status as an Employee, the Company shall have the right to repurchase all of the Shares purchased by Optionee hereunder, at a price to be determined as set forth below. Such right on the part of the Company shall commence upon the last day of such Optionee’s Continuous Status as an Employee (the “Termination Date”) and shall expire on the 90th calendar day after the

Termination Date (or in the case of Common Stock issued upon exercise of Options after the Termination Date, within 90 calendar days after the date of exercise).

          (b)     The repurchase price shall be an amount equal to the higher of the exercise price of the Option or 100% of the Fair Market Value per share on the Termination Date times the number of shares to be repurchased. The repurchase price may be paid by the Company by cash, check, evidence of cancellation of indebtedness of Optionee to the Company, or some combination thereof, as the Company acting in its sole discretion may determine.

     3.     Right of First Refusal. Before any Shares registered in the name of Optionee may be sold or transferred (including transfer by operation of law), such Shares shall first be offered to the Company at the same price, and upon the same terms (or terms as similar as reasonably possible), in the following manner:

          (a)     Optionee shall deliver a notice (“Notice”) to the Company stating (i) his or her bona fide intention to sell or transfer such Shares, (ii) the number of such Shares to be sold or transferred, (iii) the price for which he or she proposes to sell or transfer such Shares, and (iv) the name of the proposed purchaser or transferee.

          (b)     Within 30 days after receipt of the Notice, the Company or its assignee may elect to purchase any or all Shares to which the Notice refers, at the price per share and on the same terms (or terms as similar as reasonably possible) specified in the Notice.

          (c)     If all or a portion of the Shares to which the Notice refers are not elected to be purchased pursuant to Section 3(b) hereof, Optionee may sell the Shares not purchased by the Company to any person named in the Notice at the price and terms specified in the Notice or at a higher price, provided that such sale or transfer is consummated within 60 days of the date of said Notice to the Company, and, provided further, that any such sale is in accordance with all the terms and conditions hereof.

In the event of any transfer by operation of law or other involuntary transfer (including, but not limited to, by will or by the laws of descent or distribution) where there is no price established as a matter of law, the Company shall have the right to repurchase all of the Shares purchased by Optionee hereunder, at a price to be determined as set forth in Section 2(b) above. In such event, Optionee or Optionee’s estate shall notify the Company promptly after the happening of the event giving rise to the involuntary transfer. Within 30 days after receipt of such Notice, the Company or its assignee may elect to purchase any or all Shares to which the Notice refers.

     4.     Termination of Repurchase Right and Right of First Refusal. Optionee’s obligations and the Company’s rights under Sections 2 and 3 above shall terminate upon the earlier of (i) the first sale of Common Stock by the Company to the public which is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Act”), or (ii) the merger or consolidation of the Company into, or the sale of all or substantially all of the Company’s assets to, another corporation, if immediately after such merger, consolidation or sale of assets, at least 50% of the capital stock of the Company or such other corporation is owned by persons who are not holders of capital stock of the Company immediately prior to such merger, consolidation or sale.

     5.     Assignment. The Company may assign its rights under Sections 2 and 3 hereof to one or more persons or entities who shall have the right to exercise such rights in his, her or its own name and for his, her or its own account. If the exercise of any such right requires the consent of the California Securities Commissioner or the consent of the Securities Commissioner, or the equivalent, of another state, the parties agree to cooperate in requesting such consent.

     6.     Adjustment. If, from time to time during the term of the right of first refusal available pursuant to Section 3 hereof:

          (a)     There is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company; or

          (b)     There is any consolidation, merger or sale of all or substantially all of the assets of the Company;

then, in such event, any and all new, substituted or additional securities or other property to which Optionee is entitled by reason of his or her ownership of Shares shall be immediately subject to the right of first refusal set forth in Section 3 hereof and be included in the word “Shares” for all purposes with the same force and effect as the Shares presently subject to such right of first refusal (provided, however, if such consolidation, merger or sale of all, or substantially all, of the assets of the Company causes a termination of the right of first refusal set forth in Section 3 hereof, then such new, substituted or additional securities or other property shall not be included in the word “Shares” for the purposes of this Section).

     7.     Legends. All certificates representing any Shares of the Company subject to the provisions of this Agreement shall have endorsed thereon legends in substantially the following form unless in the opinion of the Company’s counsel such legends are no longer necessary:

          (a)     “THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR ITS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

          (b)     “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION

STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

     8.     Investment Representations. Unless the Shares have been registered under the Act, in which event the Company will so advise Optionee in writing, Optionee agrees, represents and warrants, in connection with the proposed purchase of the Shares, as follows:

          (a)     Optionee represents and warrants that he or she is purchasing the Shares solely for Optionee’s own account for investment and not with a view to, or for resale in connection with any distribution thereof within the meaning of the Act. Optionee further represents that he or she does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that the entire legal and beneficial interest of the Shares Optionee is purchasing is being purchased for, and will be held for the account of, Optionee only and neither in whole nor in part for any other person.

          (b)     Optionee represents and warrants that he or she is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee further represents that he or she has a preexisting personal or business relationship with the officers and directors of the Company and that Optionee has such knowledge and experience in business and financial matters to enable him or her to evaluate the risks of the prospective investment and to make an informed investment decision with respect thereto and that he or she has the capacity to protect his or her own interests in connection with the purchase of the Shares. Optionee further represents and warrants that Optionee has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as he or she deems necessary and appropriate to enable Optionee to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

          (c)     Optionee represents and warrants that he or she realizes that Optionee’s purchase of the Shares will be a speculative investment and that he or she is able, without impairing Optionee’s financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on his or her investment.

          (d)     Optionee represents and warrants that the Company has disclosed to him or her in writing that: (i) the sale of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available, and the Company is under no obligation to register the Shares; and (ii) the Company shall make a notation in its records of the aforementioned restrictions on transfer and legends.

          (e)     Optionee represents and warrants that he or she is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer) in a non-public offering subject to the satisfaction of certain conditions, including, among other things: the resale occurring not less than one year from the date Optionee has purchased and paid for the Shares; the availability of certain public information concerning the Company; the sale being through a broker in an unsolicited “brokers’ transaction” or in a transaction directly with a market maker (as such term is defined under the Securities Exchange Act of 1934); and that any sale of the Shares may be made by Optionee, if he or she is an affiliate of the Company, only in limited amounts during any three-month period not exceeding specified limitations. Optionee further represents that Optionee understands that at the time he or she wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, he or she may be precluded from selling the Shares under Rule 144 even if the one-year minimum holding period had been satisfied. Optionee represents that he or she understands that in the event the applicable requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (f)     Without in any way limiting Optionee’s representations and warranties set forth herein, Optionee further agrees that he or she shall in no event make any disposition of all or any portion of the Shares which Optionee is purchasing unless and until:

(i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(ii) Optionee shall have (x) notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (y) furnished the Company with an opinion of his or her own counsel to the effect that such disposition will not require registration of such Shares under the Act, and such opinion of his or her counsel shall have been concurred in by counsel for the Company and the Company shall have advised Optionee of such concurrence.

     9.     Escrow. As security for his or her faithful performance of the terms of this Agreement and to insure the availability for delivery of Optionee’s Shares upon exercise of the Company’s right to repurchase and right of first refusal herein provided for, Optionee agrees to deliver to and deposit with the Secretary of the Company or the Secretary’s nominee (in either case, the “Escrow Agent”), as Escrow Agent in this transaction, two Assignments Separate From Certificate duly endorsed (with date and number of shares blank) in the form attached hereto as Attachment A, together with the certificate or certificates evidencing the Shares; said documents are to be held by the Escrow Agent and delivered to said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Optionee set forth in Attachment B attached hereto and incorporated herein by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder.

     10.     Restriction on Alienation. Optionee agrees that he or she will not sell, transfer, gift, pledge, hypothecate, assign or otherwise dispose of any of the Shares or any right or interest therein, whether voluntary, by operation of law or otherwise, without the prior written consent of the Company, except a transfer which meets the requirements of this Agreement and complies with all applicable law. Any sale, transfer, gift, pledge, hypothecation, assignment or purported sale, transfer or other disposition of such Shares by Optionee shall be null and void unless the terms, conditions and provisions of this Agreement are strictly observed.

     11.     Lockup Agreement. Optionee, if requested by the Company and an underwriter of Common Stock or other securities of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period not to exceed 180 days as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Act, provided that all officers and directors of the Company are required or agree to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares or other securities subject to the foregoing restriction until the end of such period.

     12.     Miscellaneous.

          (a)     The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

          (b)     Subject to the provisions of this Agreement, Optionee shall, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the purchased Shares.

          (c)     The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

          (d)     Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at such party’s address hereinafter shown below such party’s signature or at such other address as such party may designate by ten days advance written notice to the other party hereto.

          (e)     This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to all compliance with the restrictions on transfer herein set forth, be binding upon Optionee, his or her heirs, executors, administrators and permitted successors and assigns.

          (f)     This Agreement shall be construed under the laws of the State of California and constitutes the entire Agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

          (g)     Optionee agrees that, until a public market for the Shares exists, the Shares cannot be readily purchased, sold or evaluated in the open market, that they have a unique and special value, and that the Company and its shareholders would be irreparably damaged if the terms of this Agreement were not capable of being specifically enforced and, for this reason, among others, Optionee agrees that the Company shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies available to the Company.

          (h)     If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

          (i)     Nothing in this Agreement shall be deemed to create any term of employment or affect in any manner whatsoever the right or power of the Company to terminate Optionee’s employment, for any reason, with or without cause.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Ixia Communications, a California corporation

By:

Title:

Address:

OPTIONEE

Signature:
Address:

SPOUSAL CONSENT

     The undersigned spouse of Optionee acknowledges that he or she has read the foregoing Agreement and agrees that his or her interest, if any, in the Shares subject to the foregoing Agreement shall be irrevocably bound by this Agreement and further understands and agrees that any community property interest, if any, in the Shares shall be similarly bound by this Agreement.

Date:
Spouse of Optionee

Print Spouse’s Name:

ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED                                                            hereby sells, assigns and transfers unto

     (               ) shares of the Common Stock (the “Shares”) of Ixia Communications, a California corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No.         herewith, and does hereby irrevocably constitute and appoint                                                              attorney to transfer the Shares on the books of the Company with full power of substitution in the premises.

Dated:
Signature:

Printed Name:

ATTACHMENT B TO STOCK PURCHASE AGREEMENT

JOINT ESCROW INSTRUCTIONS

               , 199

Corporate Secretary
Ixia Communications
4505 Las Virgenes Road, Suite 209
Calabasas, California 91302

Dear                          :

          As Escrow Agent for both Ixia Communications, a California corporation (the “Company”), and the undersigned grantee of an option to purchase stock of the Company (“Optionee”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Purchase Agreement (the “Agreement”), dated as of               , 199     , to which a copy of these Joint Escrow Instructions is attached as Attachment B, in accordance with the following instructions:

          1.     In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) shall elect to exercise the repurchase right or the right of first refusal (collectively, the “Repurchase Rights”) set forth in the Agreement, the Company shall give to Optionee and you a written notice specifying the number of shares of stock to be purchased, the purchase price and the time for a closing hereunder at the principal office of the Company. Optionee and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

          2.     At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by check, evidence of cancellation of indebtedness of Optionee to the Company or a promissory note, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Repurchase Rights.

          3.     Optionee irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said stock as provided in the Agreement. Optionee does hereby irrevocably constitute and appoint you as his or her attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments or other documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated.

          4.     This escrow shall terminate at such time as there are no longer any shares of stock subject to the Repurchase Rights under the Agreement.

          5.     If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Optionee, you shall deliver all of same to Optionee and shall be discharged of all further obligations hereunder.

          6.     Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

          7.     You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Optionee while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

          8.     You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and you are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to either of the other parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

          9.     You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

          10.     You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

          11.     You shall be entitled to employ such legal counsel and other experts as you may deem necessary or proper to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

          12.     Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each of the other parties hereto. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

          13.     If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

          14.     It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

          15.     Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other address as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:	Ixia Communications 4505 Las Virgenes Road, Suite 209 Calabasas, California 91302 Attention: Secretary

OPTIONEE:

ESCROW AGENT:	Ixia Communications 4505 Las Virgenes Road, Suite 209 Calabasas, California 91302 Attention: Secretary

          16.     By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

          17.     This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

Ixia Communications, a California corporation

By:
Title:

OPTIONEE

Signature:

Print Name:

Agreed to and accepted as of the date set forth above.

ESCROW AGENT

Signature:

Print Name:

AMENDMENT NO. 1 TO
IXIA COMMUNICATIONS
1997 STOCK OPTION PLAN

          Section 3 of the Ixia Communications 1997 Stock Option Plan is hereby amended to read in its entirety as follows:

          “3.     Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 6,000,000 Shares* or the number of shares of stock to which such Shares shall be adjusted as provided in Section 12 of the Plan; provided, however, that at no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions set forth in Section 260.140.45 of the California Code of Regulations, based on the shares of the Company which are outstanding at the time the calculation is made. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full shall again become available for Options thereafter granted under the Plan and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

Dated:  May 10, 1998

*	Such number of shares has been adjusted to reflect the Company’s three-for-one stock split effective on March 21, 2000.

AMENDMENT NO. 2 TO
IXIA COMMUNICATIONS
1997 STOCK OPTION PLAN

          Section 3 of the Ixia Communications 1997 Stock Option Plan is hereby amended to read in its entirety as follows:

          “3.     Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 9,000,000 Shares* or the number of shares of stock to which such Shares shall be adjusted as provided in Section 12 of the Plan; provided, however, that at no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions set forth in Section 260.140.45 of the California Code of Regulations, based on the shares of the Company which are outstanding at the time the calculation is made. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full shall again become available for Options thereafter granted under the Plan and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

Dated:  May 15, 1999

*	Such number of shares has been adjusted to reflect the Company’s three-for-one stock split effective on March 21, 2000.

AMENDMENT NO. 3 TO
IXIA COMMUNICATIONS
1997 STOCK OPTION PLAN

          Section 3 of the Ixia Communications 1997 Stock Option Plan is hereby amended to read in its entirety as follows:

          “3.     Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 15,000,000 Shares* or the number of shares of stock to which such Shares shall be adjusted as provided in Section 12 of the Plan; provided, however, that at no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions set forth in Section 260.140.45 of the California Code of Regulations, based on the shares of the Company which are outstanding at the time the calculation is made. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full shall again become available for Options thereafter granted under the Plan and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

Dated:  February 11, 2000

*	Such number of shares has been adjusted to reflect the Company’s three-for-one stock split effective on March 21, 2000.

AMENDMENT NO. 4 TO
IXIA COMMUNICATIONS
1997 STOCK OPTION PLAN

          Section 3 of the Ixia Communications 1997 Stock Option Plan is hereby amended to read in its entirety as follows:

          “3.     Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 17,000,000 Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 12 of the Plan; provided, however, that at no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions set forth in Section 260.140.45 of the California Code of Regulations, based on the shares of the Company which are outstanding at the time the calculation is made. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full shall again become available for Options thereafter granted under the Plan and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

Dated:  September 1, 2000

AMENDMENT NO. 5 TO
IXIA
1997 STOCK OPTION PLAN

          Section 3 of the Ixia 1997 Stock Option Plan is hereby amended to read in its entirety as follows:

          “3.     Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 19,000,000 Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 12 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full shall again become available for Options thereafter granted under the Plan and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

Dated:  March 22, 2001

AMENDMENT NO. 6 TO
IXIA
1997 STOCK OPTION PLAN*

     Section 3 of the Ixia 1997 Stock Option Plan is hereby amended to read in its entirety as follows:

"3. Shares Reserved.

The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 23,500,000 Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 12 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full shall again become available for Options thereafter granted under the Plan and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.”

Dated: March 18, 2003*

*Subject to approval at the Annual Meeting of Shareholders to be held on May 9, 2003.

IXIA

EMPLOYEE STOCK PURCHASE PLAN

     The following constitutes the provisions of the Employee Stock Purchase Plan (the “Plan”) of Ixia (the “Company”).

     1.     Purpose. The purpose of the Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. It is the intention of the Company that the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code, as amended from time to time.

     2.     Certain Definitions.

          (a)     “Board” shall mean the Board of Directors of the Company or any committee thereof designated by the Board of Directors of the Company in accordance with Section 13 of the Plan.

          (b)     “Code” shall mean the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (c)     “Common Stock” shall mean the common stock of the Company.

          (d)     “Compensation,” unless otherwise determined by the Board of Directors of the Company, means total cash compensation from employment reportable on Form W-2 including, without limitation, regular straight-time gross earnings, overtime pay, shift premium, incentive compensation, bonuses, commissions and automobile allowances, plus any amounts contributed by the Employee to the Company’s 401(k) Plan from compensation paid to the Employee by the Company, but expressly excluding relocation benefits, expense reimbursements, gains realized in connection with the exercise of stock options or participation in a stock option or purchase program and contributions by the Company to qualified deferred compensation plans.

          (e)     “Employee” means any person, including an officer, who is customarily employed for more than 20 hours per week by the Company or its Subsidiaries and more than five months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(f)	“Enrollment Date” means the first Trading Day of each Offering Period.

(g)	“Exercise Date” means the last Trading Day of each Purchase Period.

(h)	“Fair Market Value” means, as of any date, the fair market value of one share of Common Stock, determined as follows:

               (i)     If the Common Stock is listed on a national or regional securities exchange or market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its fair market value shall be the closing sales price for such stock (or the mean of the closing bid and asked prices, if no sales were reported) as reported on such date (or, if such day is not a Trading Day, on the last Trading Day prior to such date) in The Wall Street Journal or such other source as the Board deems reliable;

               (ii)     If the Common Stock is regularly quoted by a recognized securities dealer but sales prices are not reported, its fair market value shall be the mean of the closing bid and asked prices for the Common Stock on such date (or, if such day is not a Trading Day, on the last Trading Day prior to such date), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

               (iii)     In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the Board.

          (i)     “Offering Periods” shall mean the periods of approximately 24 months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the periods ending 24 months later. The first Offering Period under the Plan shall commence on November 1, 2000. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (j)     “Purchase Period” shall mean the approximately six-month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

          (k)     “Purchase Price” shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 19.

          (l)     “Subsidiary” means any corporation described in Section 424 of the Code in which the Company owns, directly or indirectly, 50% or more of the voting shares.

          (m)     “Trading Day” shall mean a day on which national stock exchanges and The Nasdaq Stock Market are open for trading.

     3.     Eligibility.

          (a)     General Rule. Any Employee, as defined in Section 2, who shall have completed at least 30 days of continuous employment by the Company or its Subsidiaries on the date his or her participation in the Plan is effective shall be eligible to participate in the Plan, subject to the limitations imposed by Section 423(b) of the Code.

          (b)     Exceptions. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:

               (i)     immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary; or

               (ii)     such option would permit the Employee’s rights to purchase shares under all employee stock purchase plans of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds $25,000 of fair market value of such shares (determined at the time such option is granted) for any calendar year in which such option is outstanding at any time.

     4.     Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 of each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The first Offering Period under the Plan shall commence on November 1, 2000. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five days prior to the scheduled beginning of the first Offering Period to be affected thereafter. Participation in one offering under the Plan shall neither limit nor require participation in any other offering.

     5.     Participation. An eligible Employee may become a participant in the Plan by completing and signing a subscription agreement authorizing payroll deductions on a form provided by the Company (the “Subscription Agreement”) and by filing it with the Company’s payroll office not less than three business days prior to the start of the applicable Offering Period with respect to which it is to be effective unless a later time for filing the Subscription Agreement has been set by the Company with respect to a given offering. An Employee’s authorization and participation in the Plan shall become effective on the first Enrollment Date following the timely filing of his or her Subscription Agreement and shall remain effective until revoked by the participant by the filing of a Payroll Deduction Authorization Change or Withdrawal form as described in Section 10(a) hereof or until changed by the filing of a Payroll Deduction Authorization Change or Withdrawal form providing for a change in the participant’s payroll deduction rate. An Employee who becomes eligible to participate in the Plan after the commencement of an Offering Period may not become a participant in the Plan until the commencement of the next Offering Period.

     6.     Payroll Deductions.

          (a)     Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period as to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

          (b)     At the time a participant files his or her Subscription Agreement with the Company, he or she shall elect to have payroll deductions made on each payday during the next Offering Period at a percentage rate equal to a positive whole number not exceeding 15%, or such other maximum rate as may be determined from time to time by the Board subject to the provisions of Section 19 hereof, of the Compensation which would otherwise be payable to such participant on each such payday.

          (c)     Payroll deductions for a participant shall commence on the first payday following the date on which a participant’s payroll deduction authorization becomes effective and shall automatically continue from Offering Period to Offering Period until changed or terminated by the participant in accordance with the terms hereof.

          (d)     All payroll deductions authorized by a participant shall be credited to the participant’s individual account under the Plan. A participant may not make any additional payments into such account.

          (e)     A participant may terminate his or her participation in the Plan at any time prior to the termination of the Offering Period as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during an Offering Period or upon commencement of a new Purchase Period or Offering Period by completing and filing with the Company at least three business days prior to the start of the next Purchase Period or Offering Period, as applicable, a new Subscription Agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective as of the first full payday of the next Purchase Period or Offering Period, as applicable, unless the Company elects to process a given change in participation more quickly. A participant’s Subscription Agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

     7.     Grant of Option. On the Enrollment Date of each Offering Period, each participant in such Offering Period shall automatically be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided, however, that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of shares determined by dividing $12,500 by the Fair Market Value of a share of the Company’s Common Stock (subject to any adjustment pursuant to Section 19) on the Enrollment Date; and provided further that such grant of options and purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Employee may purchase during each Purchase Period of an Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

     8.     Exercise of Option.

          (a)     Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares shall be exercised automatically on each Exercise Date of the Offering Period, and the accumulated payroll deductions credited to a participant’s account on the Exercise Date will be applied to purchase whole shares of the Company’s Common Stock (up to the maximum number subject to option as determined in Section 7(a) hereof) at the Purchase Price. Any amount credited to a participant’s account and not applied to the purchase of Common Stock by reason of the limitation on the number of shares subject to option shall be refunded promptly to such participant after the Exercise Date, provided that any amount remaining in a participant’s account and representing a fractional share shall be carried over and applied to the purchase of shares in the subsequent Purchase Period or Offering Period if the participant participates in the subsequent offering. During his or her lifetime, a participant’s option to purchase shares hereunder is exercisable only by the participant.

          (b)     If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 19 hereof. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s shareholders subsequent to such Enrollment Date. In the event of any pro rata allocation of shares, the Company shall give written notice of such allocation to each participant affected thereby and shall reduce the rate of payroll deductions, if necessary.

     9.     Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange for the issuance and delivery to, or credit to the account of, each participant, as appropriate, of the shares purchased upon exercise of his or her option. At the election of the Company, the issuance and delivery of the shares purchased upon exercise of a participant’s option may be effected by transfer (electronic or otherwise in the discretion of the Company) of such shares to a securities account maintained in the participant’s name.

     10.     Withdrawal; Termination of Employment.

          (a)     A participant may terminate his or her participation in an offering under the Plan and withdraw all, but not less than all, of the payroll deductions credited to his or her account under the Plan at any time prior to an Exercise Date by giving written notice of withdrawal to the Company on a Payroll Deduction Authorization Change or Withdrawal form provided for such purpose. In such case, all of the participant’s payroll deductions credited to his or her account shall be paid to him or her promptly after receipt of his or her notice of withdrawal, his or her option for the Offering Period shall be automatically canceled, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new Subscription Agreement in accordance with Section 5 hereof.

          (b)     A participant may terminate his or her participation in the Plan effective as of the first day of the next Purchase Period or Offering Period by giving written notice of withdrawal to the Company on a Payroll Deduction Authorization Change or Withdrawal form provided for such purpose. In such case, the participant’s payroll deductions will continue through the end of the Purchase Period or Offering Period in which the notice of withdrawal is given, all amounts deducted from the participant’s Compensation during such Purchase Period or Offering Period will be applied to the purchase of Common Stock pursuant to the Plan, and following such termination of participation no further payroll deductions for the purchase of shares shall be made except pursuant to a new Subscription Agreement delivered in accordance with Section 5 hereof.

          (c)     Upon termination of a participant’s employment for any reason, including retirement or death, as soon as practicable after such termination, the payroll deductions credited to his or her account shall be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option shall be automatically canceled.

          (d)     In the event an Employee fails to remain in the continuous employ of the Company or its Subsidiaries for more than 20 hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to him or her and his or her option will be canceled.

          (e)     A participant’s withdrawal from an offering shall not have any effect upon his or her eligibility to participate in a subsequent offering or in any similar plan which may hereafter be adopted by the Company.

     11.     Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     12.     Stock.

          (a)     The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18(a) hereof, together with a cumulative annual increase to the number of shares reserved for issuance thereunder on May 1, 2001 and each May 1 thereafter equal to the lesser of (i) 200,000 shares, (ii) 1% of the outstanding shares of the Company on the last day of the prior fiscal year or (iii) such amount as may be determined by the Board. The shares to be sold to participants in the Plan will be authorized but unissued shares. Upon the cancellation of any option granted under the Plan, the shares subject thereto shall return to the Plan and become available for options thereafter granted under the Plan.

          (b)     A participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

          (c)     Shares to be delivered to a participant under the Plan shall, as specified in the participant’s Subscription Agreement, be registered in the name of the participant or in the name of the participant and his or her spouse.

     13.     Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the fullest extent permitted by law, be final and binding upon all parties.

     14.     Designation of Beneficiary.

          (a)     A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the Exercise Date on which an option is exercised but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b)     Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a valid designation of a beneficiary who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15.     Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16.     Use of Funds. All payroll deductions received or held by the Company on behalf of a participant under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17.     Reports. Individual accounts will be maintained for each participant in the Plan. Individual statements of account will be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any, in a participant’s account.

     18.     Adjustments upon Changes in Capitalization or Control.

          (a)     Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which has been authorized for issuance under the Plan but has not yet been placed under option or which has been returned to the Plan upon the cancellation of an option, as well as the option price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to option.

          (b)     Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

          (c)     Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Board shall notify each participant in writing, at least ten business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

          (d)     No fractional shares of Common Stock shall be issuable on account of any adjustment described herein, and the aggregate number of shares into which shares then covered by an option, when changed as the result of such adjustment, shall be reduced to the largest number of whole shares resulting from such adjustment, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

     19.     Amendment or Termination. The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant without the prior written consent of such participant:

          (a)     To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the

Company shall obtain shareholder approval of any amendment to the Plan in such a manner and to such a degree as is required.

          (b)     Without shareholder approval and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

          (c)     In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

(iii) allocating shares.

               Such modifications or amendments shall not require shareholder approval or the consent of any Plan participants.

     20.     Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by vote of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under Sections 19 or 22 hereof.

     21.     Notices. All notices or other communications (i) by a participant to the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof and (ii) by the Company to a participant in connection with the Plan shall be deemed to have been duly given when received by the participant or, if earlier, five days after deposit in the United States mail by certified or registered mail, return receipt requested, first class postage prepaid, addressed to the participant at his or her address as shown on the records of the Company or as such participant may request by written notice to the Company hereunder.

     22.     Shareholder Approval. Notwithstanding anything to the contrary herein, the effectiveness of the Plan shall be expressly subject (a) to approval by the Company’s shareholders prior to November 1, 2000 by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company present or represented and entitled to vote thereon at a shareholder meeting duly held or by written consent in accordance with applicable law and (b) to the closing on or before November 1, 2000 of a public offering by the Company of the Company’s Common Stock pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     23.     Automatic Transfer to Low Price Offering Period. To the extent permitted by any applicable laws, regulations or stock exchange or market system rules, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof in accordance with the terms and conditions of their Subscription Agreement then in effect.

     24.     No Enlargement of Employee Rights. The Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ of the Company, its parent, Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or retire any Employee thereof at any time. No Employee shall have any right to or interest in options authorized hereunder prior to the grant of an option to such Employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time.

     25.     Information to Participants. The Company shall provide without charge to each participant in the Plan copies of such annual and periodic reports as are provided by the Company to its shareholders generally.

     26.     Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflicts of laws rules thereof.

     27.     Tax Withholding. If at any time the Company or any Subsidiary is required, under applicable laws and regulations, to withhold, or to make any deduction of, any taxes or take any other action in connection with any exercise of an option granted hereunder or any disposition of shares of Common Stock issued hereunder, the participant must make adequate provision for the

Company’s federal, state or other tax withholding obligations which arise from such exercise or disposition. The Company or such Subsidiary shall have the right to deduct or withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations.

     28.     Securities Law Compliance. No shares of Common Stock may be issued upon the exercise of any option under the Plan until all requirements of applicable Federal, state, foreign or other securities laws with respect to the purchase, sale and issuance of shares of Common Stock shall have been satisfied. If any action must be taken because of such requirements, then the purchase, sale and issuance of shares shall be postponed until such action can reasonably be taken. Upon request by the Company, an Employee shall deliver to the Company such information, representations or undertakings as the Company may reasonably request in order to comply with any registration requirements or exemptions therefrom of applicable securities laws. The Company may require any securities so issued to bear a legend, may give its transfer agent instructions, and may take such other steps as in its judgment are reasonably required to prevent any violation of applicable securities laws.

IXIA

EMPLOYEE STOCK PURCHASE PLAN

FORM OF
SUBSCRIPTION AGREEMENT

Instructions: Please print or type all information except your signature.

Name:

First	Middle	Last

Address:

Social Security No.: ____ ____ ____ - ____ ____ - ____ ____ ____ ____

Employee No.:	Employment Start Date:

ORIGINAL APPLICATION

1.	I hereby elect to participate in the Ixia Employee Stock Purchase Plan (the “Plan”) in accordance with this Subscription Agreement and subject to the terms and conditions of the Plan.

2.	I hereby authorize Ixia to make regular payroll deductions, at the rate indicated below and in accordance with the terms of the Plan, from the total Compensation (as defined in the Plan) including overtime, bonuses, commissions and other earnings, if any, paid to me during each offering period during which I remain a participant in the Plan:

(circle one)	1%	2%	3%	4%	5%	6%	7%	8%	9%

	10%	11%	12%	13%	14%	15%	of compensation

3.	I understand that payroll deductions at the indicated rate will continue from offering period to offering period unless I become ineligible to participate in the Plan or I file the Payroll Deduction Authorization Change or Withdrawal portion of this form below.

4.	I understand that the deducted amounts will be applied automatically to the purchase of shares of Ixia Common Stock at the end of each offering period unless I elect to cancel my option and withdraw from the Plan by filing the Payroll Deduction Authorization Change or Withdrawal portion of this form below.

5.	I hereby acknowledge that I have received and read a copy of Ixia’s most recent Prospectus describing the terms and provisions of the Plan and understand the information therein and the risks of participating in the Plan.

6.	Shares purchased for me under the Plan should be issued in the name(s) of:

7.	I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

8.	I will promptly (a) notify Ixia if I have sold, transferred, gifted or otherwise disposed of any shares purchased for me under the Plan at any time within two years after the end of the offering period in which such shares were purchased and (b) provide Ixia with all requested information regarding such transaction.

9.	In the event of my death before the end of an offering period, I hereby designate as my beneficiary(ies) to receive all payments and shares due me under the Plan:

Name: (Please print)
	First	Middle	Last

Relationship	Address

	City	State	Zip Code
Name: (Please print)
	First	Middle	Last

Relationship	Address

	City	State	Zip Code

Date:
Signature of Employee

ELECTION NOT TO PARTICIPATE

     I hereby acknowledge receipt of a copy of Ixia’s most recent Prospectus which describes the Ixia Employee Stock Purchase Plan and elect not to participate in the Plan. I understand that my decision not to participate in the next offering under the Plan will not affect my eligibility to participate in subsequent offerings under the Plan.

Date:
Signature of Employee

(To be completed by Ixia)

Date Received:	Approved by:

IXIA

EMPLOYEE STOCK PURCHASE PLAN

FORM OF
PAYROLL DEDUCTION AUTHORIZATION CHANGE OR WITHDRAWAL

     I am now a participant in the Ixia Employee Stock Purchase Plan (the “Plan”) and I wish to make the change indicated below (check one):

☐	A.	Change in Payroll Deduction Rate: I hereby authorize the following new rate of payroll deduction, effective as of the first payday of the next Purchase Period (such change must be filed with the Company at least three days prior to the start of the Purchase Period with respect to which it is to be effective):

(circle one)	1%	2%	3%	4%	5%	6%	7%	8%	9%

	10%	11%	12%	13%	14%	15%	of compensation

☐ B.	Withdrawal from Plan and Immediate Cancellation of Option: I hereby elect to cancel my participation in the Plan effective immediately and to cancel my option to purchase Ixia Common Stock under the Plan and request that all amounts withheld from me through payroll deductions relating to the canceled option be refunded to me. I understand that cancellation of my option will be effective only if this form is filed with the Company prior to the close of the current Purchase Period. I understand that if I wish to participate in the Plan following my cancellation and withdrawal from the Plan, I must re-enroll by filing a new Subscription Agreement with the Company at least three business days prior to the start of the Offering Period with respect to which it is to be effective.

☐ C.	Withdrawal from Plan without Cancellation of Option in Current Purchase Period. I hereby elect to cancel my participation in the Plan effective as of the first day of the next Purchase Period. However, I request that my previously authorized payroll deductions continue through the end of the current Purchase Period and that all amounts deducted from my Compensation during the current Purchase Period be applied to the purchase of Ixia Common Stock pursuant to the Plan. I understand that if I wish to participate in the Plan following my cancellation and withdrawal from the Plan, I must re-enroll by filing a new Subscription Agreement with the Company at least three business days prior to the start of the Offering Period with respect to which it is to be effective.

Date:

Signature of Employee

Print Name:

(To be completed by Ixia)

Date Received:	Approved by:

AMENDMENT NO. 1 TO
IXIA
EMPLOYEE STOCK PURCHASE PLAN*

     Section 12(a) of the Ixia Employee Stock Purchase Plan is hereby amended to read in its entirety as follows:

“12. Stock.

(a) The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 800,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18(a) hereof, together with a cumulative annual increase to the number of shares reserved for issuance thereunder on May 1, 2004 and each May 1 thereafter equal to the lesser of (i) 500,000 shares, (ii) 1% of the outstanding shares of the Company on the last day of the prior fiscal year or (iii) such amount as may be determined by the Board. The shares to be sold to participants in the Plan will be authorized but unissued shares. Upon the cancellation of any option granted under the Plan, the shares subject thereto shall return to the Plan and become available for options thereafter granted under the Plan.”

Dated: March 18, 2003*

*Subject to approval at the Annual Meeting of Shareholders to be held on May 9, 2003.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

IXIA

2003 Annual Meeting of Shareholders

     The undersigned shareholder of Ixia, a California corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 7, 2003, and Annual Report to Shareholders for the year ended December 31, 2002, and hereby appoints Errol Ginsberg and Thomas B. Miller, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held May 9, 2003, at 9:00 a.m., local time, at the Renaissance Hotel, located at 30100 Agoura Road, Agoura Hills, California 91301, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below:

PLEASE SIGN AND DATE ON REVERSE SIDE

     1.     Election of Directors:

     [   ] FOR ALL nominees listed below (except as marked to the contrary below).

     [   ] WITHHOLD AUTHORITY to vote for ALL nominees listed below.

     [   ] EXCEPTIONS

     Director Nominees: Jean-Claude Asscher, Massoud Entekhabi, Errol Ginsberg, Howard Oringer, Jon F. Rager

(INSTRUCTION: To withhold the authority to vote for any individual nominee, mark the box next to the nominee’s name below.)

EXCEPTIONS

     2.     Approval of Amendment to 1997 Stock Option Plan: To approve an amendment to the Company’s 1997 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 4,500,000 shares, as described in the Proxy Statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

     3.     Approval of Amendment to Employee Stock Purchase Plan: To approve an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 500,000 shares and to amend the formula for the automatic annual increase in the number of shares authorized for issuance thereunder, as described in the Proxy Statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

     4.     Appointment of Independent Accountants: To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending December 31, 2003, as described in the Proxy Statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

     5.     Other Business: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated: , 2003

(Signature)

(Signature)

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

DO NOT FOLD, STAPLE OR MUTILATE

2